              As filed with the Securities and Exchange Commission
                                On July 30, 2001

                      1933 Act Registration Number 33-24263
                                                   --------
                      1940 Act Registration Number 811-5661
                                                   --------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 19


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 22

                             Weitz Series Fund, Inc.
     ----------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008
                          (Address of Principal Office)

               Registrant's Telephone Number, including Area Code:
                                  402-391-1980

                                Wallace R. Weitz
                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008
    ------------------------------------------------------------------------

                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                            Patrick W.D. Turley, Esq.
                                     Dechert
                               1775 Eye Street, NW
                              Washington, DC 10006

        It is proposed that this filing will become effective immediately pursuant to paragraph (b) of Rule 485 under the Securities Act of 1940.

--------------------------------------------------------------------------------

Additional Information Is Available

The Statement of Additional Information (SAI) provides more detailed information about the Funds and their policies. The SAI, which has been filed with the Securities and Exchange Commission is incorporated by reference. Additional information about each Fund's investments is available in the respective Fund's Annual, Semi-annual and Quarterly Reports. In the Annual Reports of the Value Fund, the Hickory Fund and the Fixed Income Fund, you will find a discussion of the market conditions and investment strategies that significantly affected the respective Fund's performance during its last fiscal year. The SAI and reports are available without charge, upon request.

You may request information, make inquiries, or find additional information about the Funds as follows:

- By telephone:
      800-232-4161
- By mail:
      Weitz Funds
      One Pacific Place, Suite 600
      1125 South 103rd Street
      Omaha, Nebraska 68124-6008

- On the Internet:
      Weitz Funds
      http://www.weitzfunds.com

  SEC
      http://www.sec.gov

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090 or by submitting an e-mail request to: publicinfo@sec.gov. Reports and other information about the Funds are available from the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-5611

                            WEITZ SERIES FUND, INC.
                                   VALUE FUND
                                  HICKORY FUND
                               FIXED INCOME FUND
                          GOVERNMENT MONEY MARKET FUND
                            ------------------------
                            ------------------------

                                   PROSPECTUS


                                 JULY 30, 2001


                   ------------------------------------------
                   ------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                   ------------------------------------------
                   ------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

  Weitz Equity Funds Summary (Value Fund and Hickory Fund)....         2
    Investment Objective......................................         2
    Summary: Investment Strategies............................         2
    Summary: Related Risks....................................         2
  Fund Performance--Weitz Equity Funds........................         3
  Fund Expenses--Weitz Equity Funds...........................         5
  More About the Weitz Equity Funds (Value Fund and Hickory
    Fund).....................................................         6
    Investment Objective......................................         6
    Investment Strategies.....................................         6
    Related Risks.............................................         7
    Hickory Fund Closed to New Investors......................         7
  Investment Objective, Strategies and Risks--Fixed Income
    Fund......................................................         9
    Investment Objective......................................         9
    Investment Strategies.....................................         9
    Related Risks.............................................         9
  Fund Performance--Fixed Income Fund.........................        11
  Fund Expenses--Fixed Income Fund............................        12
  Investment Objective, Strategies and Risks--Government Money
    Market Fund...............................................        13
    Investment Objective......................................        13
    Investment Strategies.....................................        13
    Related Risks.............................................        13
  Fund Performance--Government Money Market Fund..............        14
  Fund Expenses--Government Money Market Fund.................        15
  Purchasing Shares...........................................        16
    Opening a Regular New Account.............................        16
    Opening a Retirement Account..............................        16
    Purchasing Shares of a Fund...............................        16
    Purchasing Through Others.................................        18
    Changing Your Address.....................................        18
    Confirmations and Shareholder Reports.....................        18
    Telephone Communications..................................        19
  Redeeming Shares............................................        20
    Redemption Procedures.....................................        20
    Redemption Payments.......................................        20
    Signature Guarantees......................................        21
    Other Redemption Information..............................        21
  Exchanging Shares...........................................        22
  Pricing of Shares...........................................        23
  Distributions and Taxes.....................................        24
    Shareholder Distributions.................................        24
    Taxation of Distributions.................................        24
    Taxation of Sales and Exchanges...........................        24
    Buying Shares Prior to a Distribution.....................        24
  Management..................................................        25
    Investment Adviser........................................        25
    Portfolio Managers........................................        25
    Fund Distributor..........................................        26
  Additional Information......................................        27
    Code of Ethics............................................        27
    Fund Custodian............................................        27
    Fund Sub-Transfer Agent...................................        27
    Fund Auditor..............................................        27
    Fund Legal Counsel........................................        27
  Financial Highlights--Value Fund............................        28
  Financial Highlights--Hickory Fund..........................        29
  Financial Highlights--Fixed Income Fund.....................        30
  Financial Highlights--Government Money Market Fund..........        31

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           WEITZ EQUITY FUNDS SUMMARY

THE WEITZ EQUITY FUNDS INCLUDE THE VALUE FUND AND THE HICKORY FUND.

INVESTMENT OBJECTIVE

The primary investment objective of the Weitz Equity Funds is capital appreciation.

SUMMARY: INVESTMENT STRATEGIES


The Weitz Equity Funds seek to achieve their objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. Each Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are desirable. Each Fund's investment strategy (which is called "value investing") is to invest primarily in the common stocks of sound, growing, well-managed businesses. In implementing this strategy, Wallace R. Weitz & Company ("Weitz & Co."), the Funds' investment adviser, attempts to:


- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value."

The Hickory Fund is a non-diversified fund which will usually hold a more concentrated portfolio (approximately 30-40 issues) than the Value Fund (approximately 70-100 issues). THE HICKORY FUND IS CLOSED TO NEW INVESTORS.

SUMMARY: RELATED RISKS

An investment in the Weitz Equity Funds involves certain risks. As with any other mutual fund, the share price of the Weitz Equity Funds will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN EITHER OF THE FUNDS.

Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE WEITZ EQUITY FUNDS ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.

Because the Hickory Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

There can be no assurance that either Fund will meet its investment objective.

--------------------------------------------------------------------------------
                      FUND PERFORMANCE--WEITZ EQUITY FUNDS

The charts and tables below provide an indication of the risks of investing in the Weitz Equity Funds by showing changes in each Fund's performance from year to year over the periods indicated and by showing how each Fund's average annual returns for the periods indicated compared to those of a broad-based securities market index. The information assumes reinvestment of dividends and capital gain distributions. In considering the information set forth below you should remember that past performance is not necessarily an indication of how the Funds will perform in the future.

INVESTMENT RESULTS--VALUE FUND

The following chart shows performance during each of the last ten calendar years.



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE FUND
CALENDAR YEAR TOTAL RETURNS

1991  27.6%
1992  13.6%
1993  20.0%
1994  -9.8%
1995  38.4%
1996  18.7%
1997  38.9%
1998  28.9%
1999  21.0%
2000  19.6%

The Value Fund's year-to-date return for the three months ended March 31, 2001 was -1.4%.




During the ten year period shown in the chart above, the Fund's highest quarterly return was 16.5% (quarter ended March 31, 1998) and the Fund's lowest quarterly return was -7.3% (quarter ended September 30, 1998).



       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2000)


        SINCE INCEPTION
                                                       1 YEAR       5 YEARS   10
YEARS    (MAY 9, 1986)
                                                    -------------   -------
--------   ---------------
VALUE FUND                                                  19.6%    25.2%
20.9%          16.4%
Standard & Poor's 500 Index*                                -9.1%    18.3%
17.4%          15.4%



* The Standard & Poor's 500 Index is an unmanaged index of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

--------------------------------------------------------------------------------
                      FUND PERFORMANCE--WEITZ EQUITY FUNDS

INVESTMENT RESULTS--HICKORY FUND*

The following chart shows performance for each full calendar year since the inception of the Hickory Fund (April 1, 1993).



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HICKORY FUND
CALENDAR YEAR TOTAL RETURNS

1994  -17.3%
1995   40.5%
1996   35.4%
1997   39.2%
1998   33.0%
1999   36.7%
2000  -17.2%

The Hickory Fund's year-to-date return for the three months ended March 31, 2001 was -7.8%.



During the period shown in the chart above, the Fund's highest quarterly return was 24.1% (quarter ended March 31, 1998) and the Fund's lowest quarterly return was -15.6% (quarter ended September 30, 1998).



       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2000)




SINCE INCEPTION
                                                          1 YEAR       5 YEARS
(APRIL 1, 1993)
                                                      --------------   -------
----------------
HICKORY FUND*                                                 -17.2%    23.2%
     19.4%
Standard & Poor's 500 Index**                                  -9.1%    18.3%
     17.1%



 * The Hickory Fund is closed to new investors.

** The Standard & Poor's 500 Index is an unmanaged index of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

--------------------------------------------------------------------------------
                       FUND EXPENSES--WEITZ EQUITY FUNDS

The table below describes the fees and expenses that you may pay if you buy and hold shares of either Fund:


                                                                 Value Fund
   Hickory Fund
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum Sales Charge (Load) Imposed on Purchases                 None
        None
    Maximum Deferred Sales Charge (Load)                             None
        None
    Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends                                                      None
        None
    Redemption Fee                                                   None
        None
    Exchange Fee                                                     None
        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

    Management Fees(1)                                             .97%(2)
       1.00%
    Distribution Fees                                                None
        None
    Other Expenses                                                   .11%
        .22%
                                                                    -----
       -----
    Total Annual Fund Operating Expenses                            1.08%
       1.22%



Example

This example is intended to
help you compare the cost of investing in either
Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the respective Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                   Value Fund(2)
      Hickory Fund
                                                         1 year         $110
           $124

                                                        3 years          343
            387

                                                        5 years          595
            670

                                                       10 years        1,317
          1,477



  (1) Effective April 1, 2001, the Weitz Equity Funds have a new managment fee schedule that results in fee reductions for each Fund at asset levels in excess of $2,500,000,000. See "Management--Investment Adviser" on page 25.

  (2) The information in the table has been restated to reflect the current management fee.

--------------------------------------------------------------------------------
                       MORE ABOUT THE WEITZ EQUITY FUNDS

THE WEITZ EQUITY FUNDS INCLUDE THE VALUE FUND AND THE HICKORY FUND.

INVESTMENT OBJECTIVE

The primary investment objective of the Weitz Equity Funds is capital appreciation.

INVESTMENT STRATEGIES



The Weitz Equity Funds seek to achieve their objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. Each Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Weitz & Co., the Funds' investment adviser, determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. Each Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are desirable.


Each Fund's investment strategy (which is called "value investing") is to invest primarily in the common stocks of sound, growing, well-managed businesses. In implementing this strategy Weitz & Co. attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value."

At the heart of the calculation of value is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earning power, the intangible value of a company's "franchise" in its market or a combination of these variables, depending on the nature of the business. Weitz & Co. then tries to buy shares of the company's stock at a significant discount to this "private market value." Weitz & Co. hopes that the stock price will rise as the value of the business grows and as the valuation discount narrows. However, even if the analysis of business value is correct, the stock price may fail to reflect this value.

The Hickory Fund is a non-diversified Fund which will usually hold a more concentrated portfolio (approximately 30-40 issues) than the Value Fund (approximately 70-100 issues).

Weitz & Co. does not try to "time" the market, but if there is cash available for investment and there are not stocks which meet the Funds' investment criteria or if Weitz & Co. determines market conditions warrant, the Funds may invest without limitation in cash or high quality fixed income securities for temporary defensive purposes. In the event that the Funds take such a temporary defensive position, they may not achieve their investment objective during this temporary period.

RELATED RISKS

You should be aware that an investment in the Weitz Equity Funds involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Weitz Equity Funds will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN EITHER OF THE FUNDS.

- INVESTMENT IN UNDERVALUED SECURITIES Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE WEITZ EQUITY FUNDS ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.

- HICKORY FUND IS NONDIVERSIFIED Because the Hickory Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that either Fund will meet its investment objective.

In making investment decisions, Weitz & Co. distinguishes between two types of risk:

- Stock Price Volatility; and

- The Risk of Permanent Loss of Capital.

Academic studies and most financial journals and advisers equate volatility and risk. They measure the historical volatility of a stock or a fund as a percentage of the volatility of an index, such as the S&P 500, and calculate a ratio, called a "beta." A fund with a beta of 0.50 has been 50% as volatile as the index over the measuring period. A beta of 1.00 indicates the fund and the index have been equally volatile.

Some of the stocks the Funds will own will be very volatile (high beta). Furthermore, the Funds have, at times, been relatively concentrated in a few industries, which means they are likely to exhibit short-term performance that is very different from the S&P 500. The difference may be positive or negative, but in either event, the result could be a high portfolio beta. Since the Funds focus on long-term total return (income plus capital gains), we are not as concerned with short-term volatility, or beta.

We ARE concerned with the risk of PERMANENT loss. We believe that by focusing on the value of the underlying business and being disciplined about buying stocks only when they appear to be selling below the company's business value, we enjoy what Benjamin Graham (sometimes known as the father of "value" investing) called a "margin of safety." The margin of safety reduces, but does not eliminate, risk. However, we will make mistakes in measuring value, business values may deteriorate after we buy, and stocks may sell below their business values indefinitely, so we cannot avoid incurring losses. Also, since our investment approach leads us to invest in stocks which are not currently popular, the Funds are subject to extended periods during which its stocks under-perform others or display volatile price movements.

HICKORY FUND CLOSED TO NEW INVESTORS

The Board of Directors of Weitz Series Fund, Inc. made the determination to close the Hickory Fund to new investors as of the close of the New York Stock Exchange on August 18, 1998. The Hickory Fund remains open to the following investors:

1) Shareholders who had an account in the Hickory Fund as of August 18, 1998 and have not subsequently redeemed all shares in the account;

2) Current Hickory Fund shareholders who open a new account under the same tax identification number;

3) Family members who reside at the address of record of a current Hickory Fund shareholder;

4) Clients of financial advisors who had at least $1 million of client assets invested in the Hickory Fund as of the date of closing;

5) Current and future members of the Board of Directors of Weitz Series Fund, Inc. and current and future employees of Weitz & Co. and family members of such board members or employees who reside at the same address as the board members or employee.

The Board of Directors has reserved the right to reopen the Hickory Fund at a future date if circumstances warrant the reopening of the Fund.

--------------------------------------------------------------------------------
         INVESTMENT OBJECTIVE, STRATEGIES AND RISKS--FIXED INCOME FUND

INVESTMENT OBJECTIVE

The primary investment objective of the Fixed Income Fund is high current income consistent with the preservation of capital.

INVESTMENT STRATEGIES


Under normal market conditions, the Fixed Income Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds.


Weitz & Co., the Fund's adviser, selects fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular fixed income securities, Weitz & Co. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the Issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions.

The Fund may invest up to 15% of its total assets in securities which are non-investment grade or unrated if Weitz & Co. determines such securities are of comparable quality to the rated securities in which the Fund may invest. The Fund will normally not invest in fixed income securities which are rated below B or are currently in default.

If Weitz & Co. determines that prevailing abnormal market or economic conditions warrant a temporary defensive investment position, a greater portion of the Fund's portfolio may be retained in cash or cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities. In the event the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

RELATED RISKS

You should be aware that an investment in the Fixed Income Fund involves certain risks, including the ones listed below.

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Fixed Income Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

- INTEREST RATE RISK The market value of a bond is significantly affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Generally, the longer the average maturity of the bonds in the Fund's investment portfolio, the more the Fund's share price will fluctuate in response to interest rate changes.

- CREDIT RISK When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security.

- RISKS RELATED TO MORTGAGE-BACKED SECURITIES Most mortgage-backed securities are pass-through securities, which means that the payments received by the Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool. In periods of declining interest rates, prepayments of the mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that the Fund will meet its investment objective.

--------------------------------------------------------------------------------
                      FUND PERFORMANCE--FIXED INCOME FUND

The chart and table below provide an indication of the risks of investing in the Fixed Income Fund by showing changes in the Fund's performance from year to year over the periods indicated and by showing how the Fund's average annual returns for the periods indicated compared to those of a broad-based securities market index. The information assumes reinvestment of dividends and capital gain distributions. In considering the information set forth below you should remember that past performance is not necessarily an indication of how the Fund will perform in the future.

INVESTMENT RESULTS--FIXED INCOME FUND

The following chart shows performance during each of the last ten calendar years.



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FIXED INCOME FUND
CALENDAR YEAR TOTAL RETURNS

1991  11.4%
1992   5.5%
1993   8.1%
1994  -2.4%
1995  15.8%
1996   4.4%
1997   8.6%
1998   6.8%
1999   0.9%
2000   9.8%

The Fixed Income Fund's year-to-date return for the three months ended March 31, 2001 was 3.6%.



During the ten year period shown in the chart above, the Fund's highest quarterly return was 5.0% (quarter ended June 30, 1995) and the Fund's lowest quarterly return was -1.8% (quarter ended March 31, 1994).


       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2000)



                                                                           SINCE
INCEPTION
                                           1 YEAR   5 YEARS   10 YEARS
(DECEMBER 23, 1988)
                                           ------   -------   --------
-------------------
FIXED INCOME FUND                           9.8%      6.0%      6.8%
7.1%
Lehman Brothers Intermediate Government/
 Corporate Index*                          10.1%      6.1%      7.4%
7.9%



* The Lehman Brothers Intermediate Government/Corporate Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt issued with maturities from one to ten years and rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service.

--------------------------------------------------------------------------------
                        FUND EXPENSES--FIXED INCOME FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fixed Income Fund:


                                                                Fixed Income
                                                                    Fund
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum Sales Charge (Load) Imposed on Purchases                 None
    Maximum Deferred Sales Charge (Load)                             None
    Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends                                                       None
    Redemption Fee                                                   None
    Exchange Fee                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

    Management Fees                                                  .50%
    Distribution Fees                                                None
    Other Expenses                                                   .45%
                                                                    -----
    Total Annual Fund Operating Expenses*                            .95%



 * The Fixed Income Fund's actual total annual fund operating expenses were less than the amount shown above because of a fee waiver by Weitz & Co. Weitz & Co. voluntarily waives a portion of its fees in order to limit the Fund's total operating expenses to a specified level. The fee waiver can be terminated at any time. WITH THE FEE WAIVER, THE FUND'S ACTUAL TOTAL FUND OPERATING EXPENSES WERE .75%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fixed Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fixed Income Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fixed Income Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                          Fixed
Income

Fund
                                                               1 year
$97
                                                               3 years
303
                                                               5 years
525
                                                              10 years
1,166

--------------------------------------------------------------------------------
                  INVESTMENT OBJECTIVE, STRATEGIES AND RISKS--
                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The primary investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity.

INVESTMENT STRATEGIES

The Government Money Market Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to ninety days or less and buys only securities with remaining maturities of thirteen months or less.

RELATED RISKS

You should be aware that an investment in the Government Money Market Fund involves certain risks, including the ones listed below.

- NO ASSURANCE OF STABLE NET ASSET VALUE Although the Government Money Market Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no guarantee that the Fund will be able to do so. YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

- NO INSURANCE OR GUARANTEE An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other agency of the United States Government.

--------------------------------------------------------------------------------
                 FUND PERFORMANCE--GOVERNMENT MONEY MARKET FUND

The chart below provides an indication of the risks of investing in the Government Money Market Fund by showing changes in the Fund's performance from year to year over the period indicated. The table below sets forth the Fund's average annual returns for the periods indicated. The information assumes reinvestment of dividends and capital gain distributions. In considering the information set forth below you should remember that past performance is not necessarily an indication of how the Fund will perform in the future.

INVESTMENT RESULTS--GOVERNMENT MONEY MARKET FUND

The following chart shows performance for each full calendar year since the inception of the Government Money Market Fund (August 1, 1991).



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GOVERNMENT MONEY MARKET FUND
CALENDAR YEAR TOTAL RETURNS

1992  3.6%
1993  2.8%
1994  3.7%
1995  5.3%
1996  4.8%
1997  5.0%
1998  4.9%
1999  4.4%
2000  5.7%

The Government Money Market Fund's year-to-date return for the three months ended March 31, 2001 was 1.3%.




During the period shown in the chart above the Fund's highest quarterly return was 1.5% (quarter ended December 31, 2000) and the Fund's lowest quarterly return was 0.7% (quarter ended March 31, 1993).



       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2000)



                                                                         SINCE
INCEPTION
                                                      1 YEAR   5 YEARS   (AUGUST
1, 1991)
                                                      ------   -------
----------------
GOVERNMENT MONEY MARKET FUND                           5.7%      5.0%
4.5%




As of June 30, 2000, the 7-day yield of the Government Money Market Fund was 3.3%. As of December 31, 2000, the 7-day yield of the Government Money Market Fund was 5.9%. For current yield information, call 1-800-232-4161.

--------------------------------------------------------------------------------
                  FUND EXPENSES--GOVERNMENT MONEY MARKET FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Government Money Market Fund:


                                                                 Government
                                                                Money Market
                                                                    Fund
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum Sales Charge (Load) Imposed on Purchases                 None
    Maximum Deferred Sales Charge (Load)                             None
    Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends                                                       None
    Redemption Fee                                                   None
    Exchange Fee                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
    Management Fees                                                  .50%
    Distribution Fees                                                None
    Other Expenses                                                   .47%
                                                                    -----
    Total Annual Fund Operating Expenses*                            .97%



 * The Government Money Market Fund's actual total annual fund operating expenses were less than the amount shown above because of a fee waiver by Weitz & Co. Weitz & Co. voluntarily waives a portion of its fees in order to limit the Fund's total operating expenses to a specified level. The fee waiver can be terminated at any time. WITH THE FEE WAIVER, THE FUND'S TOTAL FUND OPERATING EXPENSES WERE .50%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Government Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Government Money Market Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Government
Money Market Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




Government
                                                                          Money
Market

Fund
                                                                1 year
$99
                                                               3 years
309
                                                               5 years
536
                                                              10 years
1,190

--------------------------------------------------------------------------------
                               PURCHASING SHARES

OPENING A REGULAR NEW ACCOUNT

You can open a new account by:

- Completing and signing a Weitz Funds purchase application;

- Enclosing a check made payable to Weitz Series Fund, Inc.;

- Mailing the application and the check to:

        BY MAIL:
        Weitz Funds
        P.O. Box 219320
        Kansas City, Missouri 64121-9320

        BY CERTIFIED OR OVERNIGHT DELIVERY:
        Weitz Funds
        c/o National Financial Data Services
        330 W. 9th, 4th Floor
        Kansas City, Missouri 64105

- Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.


PLEASE NOTE THAT THE MINIMUM INVESTMENT REQUIRED TO OPEN A REGULAR ACCOUNT OR A RETIREMENT ACCOUNT, INCLUDING AN IRA, IS $25,000, WHICH MAY BE ALLOCATED AMONG THE FUNDS. THERE IS CURRENTLY NO SUBSEQUENT MINIMUM INVESTMENT REQUIREMENT.


The Weitz Funds reserve the right, in their sole discretion, to reject any order or subsequent purchase, to waive initial and subsequent investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of the Weitz Funds and are not binding until so accepted.

OPENING A RETIREMENT ACCOUNT

Certain individuals may be eligible to open a traditional IRA, a Roth IRA or a SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of one or more of the Funds. You can request information about establishing an IRA by calling the Weitz Funds at 402-391-1980 or 800-232-4161. After reviewing the material, you may open an IRA account by:

- Completing the IRA application and the transfer form, if applicable;

- Mailing the forms to the address shown above.

IRA accounts may be charged an annual maintenance fee.

Shares of the Funds may also be purchased as an investment in other types of pension or profit sharing plans. Although the Weitz Funds will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of a Fund.

PURCHASING SHARES OF A FUND

You pay no sales charge when you purchase shares of a Fund. The price you pay for a Fund's shares is the respective Fund's net asset value per share which is calculated as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) every day the exchange is open. If your purchase request in good order is received on any day prior to such time, your purchase price will be the net asset value calculated on that day. If your purchase request in good order is received on any day after such time, your purchase price will be the net asset value calculated on the next business day. The shares you purchase must be qualified for sale in your state of residence. You can purchase shares in the following manner:

    BY MAIL.  You can purchase additional shares in an existing account by:

- Sending a check made payable to Weitz Series Fund, Inc.;

- Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

- Mailing the check and remittance stub to:

        BY MAIL:
        Weitz Funds
        P.O. Box 219320
        Kansas City, Missouri 64121-9320

        BY CERTIFIED OR OVERNIGHT DELIVERY:
        Weitz Funds
        c/o National Financial Data Services
        330 W. 9th, 4th Floor
        Kansas City, Missouri 64105

If the remittance stub is not available, please indicate on your check or on a separate piece of paper the account name, your address and your account number. If you are purchasing shares for a new account, please see the procedures described above under the heading "Opening a Regular New Account."

If your check is returned because of insufficient funds or because you have stopped payment on the check, you will be responsible for any losses sustained by a Fund as a result of custodian or transfer agent fees or a decline in the net asset value when the shares are cancelled. If you are an existing shareholder, losses may be collected by redeeming the appropriate amount from your account.

    BY WIRE.  You can purchase shares with payment by bank wire by:

- Calling Client Services at 402-391-1980 or 800-304-9745 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank;

- Instructing the bank to wire funds as follows:


        State Street Bank & Trust
        ABA# 101003621
        DDA# 8907561075
        Weitz Funds Purchase Account
        For credit to (indicate appropriate Fund number):
          Value          328
          Fixed          329
          Government     330
          Hickory        332

        For the account of: Your Account Number and Name

If you are purchasing shares by wire for a new account, you must send a completed purchase application to the Weitz Funds at the address set forth above PRIOR to your purchase.

Wired funds are considered received on the day they are deposited in a Fund's account. If funds are deposited on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) you will receive the net asset value calculated on that day. If funds are deposited after such time, you will receive the net asset value calculated on the next business day.

THE WEITZ FUNDS WILL NOT BE RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS IN THE BANK OR FEDERAL RESERVE WIRE SYSTEM. BANKS MAY IMPOSE A CHARGE FOR THE WIRE TRANSFER OF FUNDS.

    BY AUTOMATIC INVESTMENT. At the time you open an account you can choose to make automatic investments in shares of a Fund (minimum investment of $100) at regular intervals (on the 1st or 15th day of the month or, if such day is not a business day, on the next following business day) by:


- Completing the Automatic Investment Account Option of the purchase application; and


- Sending a voided check from your bank account.

Your request to establish automatic investment privileges must be received by the Weitz Funds at least 15 days prior to the initial automatic investment.

You can add or cancel the automatic investment service or change the amount by sending a request in writing to the Weitz Funds that must be received at least three business days before the effective date of the change.

If your automatic investment transaction is returned by the bank, the Weitz Funds may hold you responsible for any costs to a Fund resulting from (i) fees charged to a Fund or (ii) a decline in the net asset value of a Fund when the shares issued are canceled.

PURCHASING THROUGH OTHERS

Shares of the Funds may also be purchased through certain broker-dealers and other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. You may be charged a fee by such broker or financial intermediary if you effect transactions through such entity. Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of Weitz & Co.'s own resources and do not involve additional costs to the Funds or their shareholders.

CHANGING YOUR ADDRESS

You can change the address on your account by sending a written request to the Fund. Your written request must be signed by ALL registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To protect you and the Funds, redemptions from an account are not allowed unless the written request to change an address has been received by the Funds at least 15 days prior to the redemption request.

CONFIRMATIONS AND SHAREHOLDER REPORTS

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from the Weitz Funds. At the end of each calendar quarter you will receive a statement which will include information on activity in your account.


The Funds also provide quarterly shareholder reports which include a listing of the securities in the portfolio at the end of the quarter, together with a letter from the portfolio manager discussing, among other things, investment results for the quarter. The semi-annual report will also include unaudited financial statements. The annual report will include the respective Fund's audited financial statements for the previous fiscal year.

To reduce the volume of mail you receive, each Fund will send a single copy of most financial reports and prospectuses to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. You may request that additional copies be sent by notifying the Weitz Funds.

TELEPHONE COMMUNICATIONS

Telephone conversations with the Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------
                                REDEEMING SHARES

REDEMPTION PROCEDURES

You may redeem shares of a Fund at any time by sending a redemption request in writing to the Weitz Funds. A redemption request in good order should include the following:

- Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares);

- The signatures of ALL account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be by an authorized person with an indication of the capacity in which such person is signing;

- A signature guarantee, if required;

- Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

The redemption request can be sent by mail or facsimile transmission to:

        BY MAIL:
        Weitz Funds
        P.O. Box 219320
        Kansas City, Missouri 64121-9320

        BY CERTIFIED OR OVERNIGHT DELIVERY:
        Weitz Funds
        c/o National Financial Data Services
        330 W. 9th, 4th Floor
        Kansas City, Missouri 64105

        FAX NUMBER: 402-391-2125


Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request in good order is received on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) shares will be redeemed at the net asset value calculated on that day. If your redemption request in good order is received after such time, shares will be redeemed at the net asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with the Weitz Funds before a redemption request will be accepted. In addition, the Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. Such delays can be avoided by purchasing shares with a certified or cashier's check or by wire transfer.


You may call the Weitz Funds at 402-391-1980 or 800-304-9745 if you have questions about the requirements for redemption requests.

REDEMPTION PAYMENTS

Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire instructions provided in writing to the Funds accompanied by a signature guarantee. The Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

To protect you and the Funds, redemptions from an account are not allowed unless the written request to change an address has been received by the Fund at least 15 days prior to the redemption request.

A redemption of shares is treated as a sale for tax purposes and, for the Value, Fixed Income and Hickory Funds, will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

SIGNATURE GUARANTEES

The Weitz Funds reserve the right to require a signature guarantee on all redemptions. Signature guarantees WILL BE REQUIRED in the following circumstances:

- A redemption request which is payable to anyone other than the shareholder of record;

- A redemption request which is to be mailed to an address other than the address of record;

- A redemption request which is payable to a bank account other than the bank account of record; and

- Instructions to establish or change wire instructions.

A SIGNATURE-GUARANTEED REQUEST MAY NOT BE SENT BY FACSIMILE.

A SIGNATURE GUARANTEE MUST BE OBTAINED FROM AN INSTITUTION PARTICIPATING IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM. SUCH INSTITUTIONS TYPICALLY INCLUDE COMMERCIAL BANKS THAT ARE FDIC MEMBERS, TRUST COMPANIES, AND MEMBER FIRMS OF A DOMESTIC STOCK EXCHANGE. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

OTHER REDEMPTION INFORMATION

Redemption payments normally will be made wholly in cash. A Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the respective Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

The Funds may suspend redemption privileges or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U. S. Securities and Exchange Commission.

--------------------------------------------------------------------------------
                               EXCHANGING SHARES

You can exchange shares of one Fund for shares of another Fund or for shares of Weitz Partners, Inc.--Partners Value Fund. EXCHANGES WILL ONLY BE MADE BETWEEN ACCOUNTS WITH IDENTICAL REGISTRATIONS. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You can request the exchange of shares by telephone or in writing in the following manner:

- If you are exchanging for shares of Partners Value Fund and do not currently have an account in Partners Value Fund you can request a Prospectus for that fund by calling 402-391-1980 or 800-232-4161;

- Provide the name of the Fund, the account name, your address and account number and the dollar amount of shares to be exchanged.

You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange involves the redemption of shares from a Fund and the purchase of shares of the other Fund or Partners Value Fund and any gain or loss on the redemption will be reportable on your tax return. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Weitz Funds reserve the right to revise or terminate the telephone exchange privilege at any time.

YOU SHOULD PURCHASE SHARES OF THE FUNDS ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. The Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders.

--------------------------------------------------------------------------------
                               PRICING OF SHARES



Each Fund's net asset value per share is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Funds are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):


    - New Year's Day

    - Martin Luther King, Jr. Day

    - Presidents' Day

    - Good Friday

    - Memorial Day

    - Independence Day

    - Labor Day

    - Thanksgiving

    - Christmas

The net asset value of the Value, Fixed Income and Hickory Funds is generally based on the market value of the securities in the respective Fund. If market values are not available, the fair value of securities is determined using procedures approved by the Funds' Board of Directors.

The securities in the Government Money Market Fund are valued on an amortized-cost basis. Under this method of valuation, each security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Weitz & Co. believes that under most conditions it will be possible to maintain the net asset value of the Government Money Market Fund at $1.00 per share. Periodic calculations are made to compare the value of the securities the Fund owns valued at amortized cost with the market values of such securities. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's per share net asset value, or if there were any other deviation that the Board of Directors of the Funds believed would result in a material dilution to shareholders, the Board of Directors would promptly consider what action, if any, should be initiated.

--------------------------------------------------------------------------------
                            DISTRIBUTIONS AND TAXES

SHAREHOLDER DISTRIBUTIONS

You will receive dividends from the Funds which are your share of a Fund's net income and gain on its investments. Each Fund passes substantially all of its earnings along to its shareholders in the form of dividends. Dividends for the Value Fund and the Hickory Fund are generally paid in June and December of each year. Dividends for the Fixed Income Fund are generally paid quarterly. The Government Money Market Fund declares dividends each business day. Dividends in the Government Money Market Fund are accrued to your account each business day and reinvested or distributed in cash within five days of the first business day of the following month.

You will receive your distributions from a Fund in additional shares of the Fund unless you choose to receive your distribution in cash. If you wish to change your instructions, you must notify the Weitz Funds in writing. Cash payment of distributions, if requested, will generally be mailed within five days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

TAXATION OF DISTRIBUTIONS

Dividends and distributions paid by the Funds are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Distributions are taxable regardless of how long you have owned shares of a Fund and whether your distributions are reinvested in shares of a Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities a Fund owned for more than 12 months generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income.

Early each calendar year the Weitz Funds will send you the information you will need to report on your tax return the amount and type of dividends and distributions you receive.

TAXATION OF SALES AND EXCHANGES

If you sell shares of a Fund or exchange shares of a Fund for shares of another Fund or for shares of the Partners Value Fund, you will be taxed on the amount of any gain. The gain will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any dividends may have been reinvested. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

BUYING SHARES PRIOR TO A DISTRIBUTION

You should consider the tax implications of buying shares of the Value Fund, Hickory Fund or Fixed Income Fund immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that includes the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

--------------------------------------------------------------------------------
                                   MANAGEMENT

INVESTMENT ADVISER


Wallace R. Weitz & Company is the Funds' investment adviser. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124. Weitz & Co. provides investment advice to each Fund and is responsible for the overall management of the Funds' business affairs, subject to the supervision of the Funds' Board of Directors. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to Weitz Partners, Inc., three investment limited partnerships and certain individual accounts.



Effective April 1, 2001, the Value Fund and the Hickory Fund have new management fee schedules that result in fee reductions for each of these Funds at asset levels in excess of $2,500,000,000. Prior to April 1, 2001, Weitz & Co. received an annual management fee from the Funds equal to 1% of the respective Fund's average daily net assets. As of April 1, 2001, the annual fee schedule for each of these Funds is as follows:



      AVERAGE DAILY NET ASSET BREAK POINTS
                       LESS THAN OR
       GREATER THAN      EQUAL TO         RATE
      --------------  ---------------   --------
      $            0  $ 2,500,000,000       1.00%
       2,500,000,000    5,000,000,000       0.90%
       5,000,000,000                        0.80%




Weitz & Co. receives an annual investment management fee equal to 0.5% of the average daily net assets of the Fixed Income Fund and the Government Money Market Fund. Each Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Value Fund and the Hickory Fund or to pay directly a portion of the respective Fund's expenses to the extent of the advisory fee paid if expenses, excluding taxes, interest and brokerage commissions, exceed 1.50% of the respective Fund's annual average net assets. Weitz & Co. has also agreed to reimburse the Fixed Income Fund and the Government Money Market Fund or to pay directly for a portion of the respective Fund's operating expenses to the extent of the advisory fee paid if the total of such expenses exceeds 1% of the respective Fund's annual average net assets.


Weitz & Co. also provides administrative services to each Fund pursuant to an Administration Agreement which provides that the Funds will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of the Funds.

Weitz & Co. has contracted with National Financial Data Services, Inc. to serve as sub-transfer agent for the Funds.

PORTFOLIO MANAGERS

Wallace R. Weitz is primarily responsible for the day-to-day management of the Value Fund. Mr. Weitz, a Chartered Financial Analyst, has been portfolio manager for the Fund since its inception. Prior to founding the investment adviser in 1983, he served as an account executive and securities analyst with G.A.
Saxton & Co., Inc. (1970-1973) and with Chiles Heider & Co. (1973-1983).

Richard F. Lawson is primarily responsible for the day-to-day management of the Hickory Fund. Mr. Lawson, a vice president of Weitz & Co. and a Chartered Financial Analyst, is a graduate of the Harvard Business School and has previously been associated with Temple, Barker & Sloan, a management consulting firm. Mr. Lawson has been an analyst with Weitz & Co. since March, 1991 and a vice president since December, 1992.


Thomas D. Carney is primarily responsible for the day-to-day management of the Fixed Income and Government Money Market Funds. Mr. Carney, a Chartered Financial Analyst, was previously a municipal securities analyst with Smith Barney and joined Weitz & Co. as a fixed income analyst and securities trader in February, 1995. He became a co-portfolio manager for the Fixed Income Fund and Government Money Market Fund in January, 1996.

FUND DISTRIBUTOR

The Funds are distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Weitz & Co., the Funds' investment adviser. Shares of each Fund are sold without any sales commissions or other transaction fees. Weitz Securities, Inc. pays any sales or promotional costs incurred in connection with the sale of the Funds' shares.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

CODE OF ETHICS

The Funds, Weitz & Co. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

- Requires all employees to obtain preclearance before executing any personal securities transactions;

- Requires all employees to report their personal securities transactions at the end of each quarter;

- Requires all employees to report their personal securities holdings annually;

- Restricts employees from executing personal trades in a security if there are any pending orders in that security by a Fund;

- Restricts portfolio managers from executing personal trades in a security for a period of seven days before and seven days after a transaction in that security by any fund managed by that portfolio manager; and

- Prohibits employees from profiting from the purchase and sale of the same security within a period of 60 days.

The Funds' Board of Directors reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code.

The Funds' Code of Ethics is on public file with and available from the Securities and Exchange Commission.

FUND CUSTODIAN

Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the custodian for the Funds.

FUND SUB-TRANSFER AGENT


National Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for the Fund.


FUND AUDITOR


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, is the independent certified public accountant and auditor for the Funds.


FUND LEGAL COUNSEL


Dechert, 1775 Eye Street N.W., Washington, DC 20006-2401 is the Funds' legal counsel.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS--VALUE FUND


The financial highlights table is intended to help you understand the Value Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The table is part of the Value Fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information of Weitz Series Fund, Inc. (available upon request). The financial statements in the annual report for the periods ended after 1999 were audited by PricewaterhouseCoopers LLP, the Funds' independent accountants.



                                                                  YEAR ENDED
MARCH 31,

------------------------------------------------------------
                                                 2001         2000         1999
      1998        1997
                                              ----------   ----------
----------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD          $    32.00   $    31.02   $
29.31   $  20.99    $  19.46
                                              ----------   ----------
----------   --------    --------

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                             0.50         0.38
0.27       0.22        0.18
  Net gain on securities
    (realized and unrealized)                       6.14         2.64
4.62      11.02        2.58
                                              ----------   ----------
----------   --------    --------
  Total from investment operations                  6.64         3.02
4.89      11.24        2.76
                                              ----------   ----------
----------   --------    --------
LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.49)       (0.37)
(0.17)     (0.31)      (0.13)
  Distributions from realized gains                (3.42)       (1.67)
(3.01)     (2.61)      (1.10)
                                              ----------   ----------
----------   --------    --------
  Total distributions                              (3.91)       (2.04)
(3.18)     (2.92)      (1.23)
                                              ----------   ----------
----------   --------    --------
NET ASSET VALUE, END OF PERIOD                $    34.73   $    32.00   $
31.02   $  29.31    $  20.99
                                              ==========   ==========
==========   ========    ========

TOTAL RETURN                                       21.9%         9.7%
18.0%      58.8%       14.3%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period ($000)              $3,648,676   $2,471,216
$1,691,031   $448,276    $275,597

Ratio of expenses to average net assets            1.11%        1.19%
1.26%      1.27%       1.29%

Ratio of net investment income to
 average net assets                                1.60%        1.39%
1.35%      0.87%       0.93%

Portfolio turnover rate                              36%          31%
36%        39%         39%

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS--HICKORY FUND


The financial highlights table is intended to help you understand the Hickory Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The table is part of the Hickory Fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information of Weitz Series Fund, Inc. (available upon request). The financial statements in the annual report for the periods ended after 1999 were audited by PricewaterhouseCoopers LLP, the Funds' independent accountants.



                                                                   YEAR ENDED
MARCH 31,

---------------------------------------------------------
                                                   2001        2000        1999
      1998        1997
                                                 ---------   ---------
---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD             $  34.32    $  33.94    $
29.41    $  18.90    $  15.56
                                                 --------    --------
--------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.09)      (0.18)
0.11       (0.01)       0.05
  Net gain (loss) on securities
    (realized and unrealized)                       (3.55)       3.12
4.96       12.50        4.33
                                                 --------    --------
--------    --------    --------
  Total from investment operations                  (3.64)       2.94
5.07       12.49        4.38
                                                 --------    --------
--------    --------    --------
LESS DISTRIBUTIONS:
  Dividends from net investment income                 --       (0.01)
(0.10)      (0.07)         --
  Distributions from realized gains                 (5.29)      (2.55)
(0.44)      (1.91)      (1.04)
                                                 --------    --------
--------    --------    --------
  Total distributions                               (5.29)      (2.56)
(0.54)      (1.98)      (1.04)
                                                 --------    --------
--------    --------    --------
NET ASSET VALUE, END OF PERIOD                   $  25.39    $  34.32    $
33.94    $  29.41    $  18.90
                                                 ========    ========
========    ========    ========

TOTAL RETURN                                       (11.9%)       8.0%
17.4%       71.8%       28.2%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period ($000)                 $415,865    $656,198
$638,763    $ 44,328    $ 12,221

Ratio of net expenses to average net assets         1.22%       1.23%
1.30%       1.46%       1.50%+

Ratio of net investment income (loss) to
 average net assets                                (0.27%)     (0.44%)
0.48%      (0.13%)      0.33%

Portfolio turnover rate                               22%         46%
40%         29%         28%



 + Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997.

--------------------------------------------------------------------------------
                    FINANCIAL HIGHLIGHTS--FIXED INCOME FUND


The financial highlights table is intended to help you understand the Fixed Income Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The table is part of the Fixed Income Fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information of Weitz Series Fund, Inc. (available upon request). The financial statements in the annual report for the periods ended after 1999 were audited by PricewaterhouseCoopers LLP, the Funds' independent accountants.



                                                                  YEAR ENDED
MARCH 31,

---------------------------------------------------------
                                                  2001        2000        1999
     1998        1997
                                                ---------   ---------
---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.68     $ 11.22     $ 11.26
    $ 10.77     $ 10.90
                                                 -------     -------     -------
    -------     -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                             0.71        0.69        0.66
       0.65        0.66
  Net gain (loss) on securities
    (realized and unrealized)                       0.58       (0.57)
(0.04)       0.47       (0.11)
                                                 -------     -------     -------
    -------     -------
  Total from investment operations                  1.29        0.12        0.62
       1.12        0.55
                                                 -------     -------     -------
    -------     -------
LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.73)      (0.66)
(0.66)      (0.63)      (0.68)
                                                 -------     -------     -------
    -------     -------

NET ASSET VALUE, END OF PERIOD                   $ 11.24     $ 10.68     $ 11.22
    $ 11.26     $ 10.77
                                                 =======     =======     =======
    =======     =======

TOTAL RETURN                                       12.6%        1.2%        5.7%
      10.7%        5.2%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period ($000)                 $33,071     $31,282     $36,314
    $30,334     $22,349

Ratio of net expenses to average net assets+       0.75%       0.75%       0.75%
      0.75%       0.75%

Ratio of net investment income to
 average net assets                                6.46%       6.15%       5.91%
      6.18%       6.30%

Portfolio turnover rate                               1%         39%         26%
        21%         24%




+ Absent voluntary waivers, the expense ratio would have been 0.95%, 0.88%, 0.86%, 0.91% and 0.93% for the years ended March 31, 2001, 2000, 1999, 1998 and 1997 respectively.

--------------------------------------------------------------------------------
               FINANCIAL HIGHLIGHTS--GOVERNMENT MONEY MARKET FUND


The financial highlights table is intended to help you understand the Government Money Market Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The table is part of the Government Money Market Fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information of Weitz Series Fund, Inc. (available upon request). The financial statements in the annual report for the periods ended after 1999 were audited by PricewaterhouseCoopers LLP, the Funds' independent accountants.



                                                                  YEAR ENDED
MARCH 31,

---------------------------------------------------------
                                                  2001        2000        1999
     1998        1997
                                                ---------   ---------
---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 1.000     $ 1.000     $ 1.000
    $1.000      $1.000
                                                 -------     -------     -------
    ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.056       0.046       0.045
     0.049       0.047
                                                 -------     -------     -------
    ------      ------
LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.056)     (0.046)
(0.045)    (0.049)     (0.047)
                                                 -------     -------     -------
    ------      ------

NET ASSET VALUE, END OF PERIOD                   $ 1.000     $ 1.000     $ 1.000
    $1.000      $1.000
                                                 =======     =======     =======
    ======      ======

TOTAL RETURN                                        5.8%        4.6%        4.7%
      5.1%        4.8%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period ($000)                 $39,511     $38,426     $33,157
    $8,330      $5,820

Ratio of net expenses to average net assets+       0.50%       0.50%       0.50%
     0.50%       0.50%

Ratio of net investment income to
 average net assets                                5.57%       4.61%       4.47%
     4.95%       4.71%




+ Absent voluntary waivers, the expense ratio would have been 0.97%, 0.89%, 1.03%, 1.12% and 1.15% for the years ended March 31, 2001, 2000, 1999, 1998 and 1997 respectively.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

                             WEITZ SERIES FUND, INC.


                                   VALUE FUND
                                  HICKORY FUND
                                FIXED INCOME FUND
                          GOVERNMENT MONEY MARKET FUND

                      ------------------------------------





                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 30, 2001

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus of Weitz Series Fund, Inc. dated July 30, 2001. The financial statements of the individual series of Weitz Series Fund, Inc., including the Value Fund, Hickory Fund, Fixed Income Fund and Government Money Market Fund (each, a "Fund") for the year ended March 31, 2001 included in each Fund's Annual Report are incorporated by reference into this Statement of Additional Information. Copies of the Annual Reports and the Prospectus may be obtained from the Company without charge by calling 1-800-232-4161 or by contacting the Company at 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008.

                                TABLE OF CONTENTS


PAGE
Fund
History...................................................................... 3
Investment Objective, Policies and Restrictions-
     Value and Hickory
Funds...................................................... 3

Classification...................................................... 3
              Investment Objective and
Strategy................................... 3
              Securities and Other Investment
Practices........................... 4
              Fundamental Investment
Restrictions................................. 8
Investment Objective, Policies and Restrictions-
     Fixed Income
Fund........................................................... 10

Classification..................................................... 10
              Investment Objective and
Strategy.................................. 10
              Securities and Other Investment
Practices.......................... 11
              Fundamental Investment
Restrictions................................ 14
Investment Objective, Policies and Restrictions-
     Government Money Market
Fund................................................ 17

Classification..................................................... 17
              Investment Objective and
Strategy.................................. 17
              Fundamental Investment
Restrictions................................ 17
Portfolio
Turnover............................................................... 19
Management of the
Funds.......................................................... 20
              Board of
Directors................................................. 20
              Directors and Officers of the
Company.............................. 20
              Compensation
Table................................................. 22
Principal Holders of
Securities.................................................. 22
Investment Advisory and Other
Services........................................... 24
              Investment Adviser and
Distributor................................. 24

Administrator...................................................... 25
              Sub-Transfer
Agent................................................. 26

Custodian.......................................................... 26

Auditor............................................................ 26
              Legal
Counsel...................................................... 26
Portfolio Transactions and Brokerage
Allocation.................................. 27
Organization and Capital
Structure............................................... 28

General............................................................ 28
              Shareholder
Meetings............................................... 28
Purchase of
Shares............................................................... 29
Pricing of
Shares................................................................ 29
Redemption of
Shares............................................................. 31
Taxation........................................................................
 . 31
Calculation of Performance
Data.................................................. 32
Financial
Statements............................................................. 34
Appendix A-
     Ratings of Corporate Obligations and Commercial
Paper....................... 35
Appendix B-
     Interest Rate Futures Contracts, Bond Index Futures and Related
Options..... 38

                                  FUND HISTORY


Weitz Series Fund, Inc. (the "Company") is a Minnesota corporation whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions. At the present time four series are authorized, the Value Fund, the Hickory Fund, the Fixed Income Fund and the Government Money Market Fund (each, a "Fund"). The Hickory Fund is closed to new investors.


                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
                             VALUE AND HICKORY FUNDS


CLASSIFICATION

The Value Fund is a diversified, open-end investment management company as defined in the Investment Company Act of 1940. The Hickory Fund is a nondiversified, open-end investment management company as defined in the Investment Company Act of 1940. Because the Hickory Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

INVESTMENT OBJECTIVE AND STRATEGY

The investment objective of the Value Fund and the Hickory Fund is capital appreciation. Each of the Funds seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds. The Funds may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Wallace
R. Weitz & Company ("Weitz & Co."), the Funds' investment adviser, determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. The receipt of income is considered a secondary objective, as some investments may yield dividends, interest or other income.

Each Fund's strategy (which is called "value investing") is to (1) identify attractive businesses that the investment adviser can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on asset values, earning power, the intangible value of a company's "franchise," or a combination of these variables, depending on the type of business and other factors. Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.

The Funds have, however, adopted a policy which allows each Fund to invest for temporary defensive purposes a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality United States Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market fund shares when Weitz & Co. believes that prevailing market or economic conditions warrant such a temporary defensive investment position. Securities issued or guaranteed by the United States Government may include, for example, treasury bills, notes and bonds which are direct obligations of the United States Government. Obligations issued or guaranteed by United States Government agencies or instrumentalities may include, for example, those of Federal Intermediate Credit Banks, Federal Home Loan Banks, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Government National Mortgage Association
(GNMA) and the Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality. State and municipal obligations, which can be taxable or tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.

SECURITIES AND OTHER INVESTMENT PRACTICES

The Value Fund and the Hickory Fund have each adopted certain fundamental investment restrictions and other nonfundamental investment policies which are discussed below. Fundamental investment restrictions cannot be changed without a shareholder vote. Nonfundamental investment policies can be changed by a vote of the Board of Directors of the Company.

INDUSTRY CONCENTRATION Although each Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, each Fund reserves the right to invest up to 25% of the value of its net assets in the securities of companies principally engaged in a particular industry.

CONVERTIBLE SECURITIES In addition to common stocks, each Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

OTHER SECURITIES Although the Funds primarily invest in common stocks and securities convertible into common stocks, each Fund may also invest in other securities, including preferred stock and debt securities, which Weitz & Co. determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may or may not be rated investment grade or may be unrated. The Funds will not invest more than 15% of their assets in securities that are non-investment grade or unrated. Generally investment grade securities are those with a rating of BBB or better by Standard & Poor's or Baa or better by Moody's. A complete description of the Standard & Poor's and Moody's ratings of securities is attached as Appendix A.

Securities rated BBB/Baa are considered "investment grade" by the financial community, but are described by Standard & Poor's and Moody's as "medium grade obligations" which have "speculative characteristics." The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk. Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Funds. The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities. In addition, the liquidity of these lower-rated or unrated securities may be affected by the market's perception of their credit quality. Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market. Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality. A complete description of the Standard & Poor's and Moody's ratings of debt securities is attached as Appendix A.

INVESTMENT COMPANY SHARES The Funds may purchase securities of other investment companies subject to the restrictions of the 1940 Act. Neither the Value Fund nor the Hickory Fund intends to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Funds have a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Funds. Investing in the securities of other investment companies indirectly results in the investor paying not only the advisory and related fees to the Funds, but also advisory fees of the other investment company.

FOREIGN SECURITIES The Funds may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Funds may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Funds will not invest in forward foreign currency contracts. While neither the Value Fund nor the Hickory Fund have any present intention to invest any significant portion of their assets in foreign securities, the Funds reserve the right to invest not more than 25% of the value of their respective total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

RESTRICTED/ILLIQUID SECURITIES The Funds may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Funds except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. Neither the Value Fund nor the Hickory Fund will invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the respective Fund's net assets. Restricted and illiquid securities will be valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.


COVERED CALL OPTIONS The Funds may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the income of the Funds since it receives a premium for writing the option. If the Funds write covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the Funds will forego any opportunity for appreciation in such securities during the term of the option. The Funds may attempt to protect themselves against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position, that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.


BANK OBLIGATIONS The Funds may purchase bank obligations, including negotiable certificates of deposit and bankers' acceptances, which evidence the banking institution's obligation to repay funds deposited with it for a specified period of time at a stated interest rate. The Funds will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank's most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

REPURCHASE AGREEMENTS The Funds may invest in repurchase agreements on U.S. Government Securities. Repurchase agreements involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the respective Fund but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the respective Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. A Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Funds will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

COMMERCIAL PAPER The Funds may purchase commercial paper which consists of short-term unsecured promissory notes. The Funds will purchase only commercial paper either (a) rated

Prime 1 by Moody's or A-1 by Standard & Poor's or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's. See Appendix A for a description of ratings.

WHEN ISSUED OR FORWARD COMMITMENT TRANSACTIONS The Funds may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. To the extent a Fund enters into such forward commitments, it will maintain a segregated account with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

SHORT SALES, PUT AND CALL OPTIONS The Funds may engage in short sales and buy put and sell call options. Short sales involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that either Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Funds may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that either Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the respective Funds' outstanding shares. "Majority" means the lesser of (a) 67% or more of a Funds' outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of a Funds' outstanding shares.

Neither the Value Fund nor the Hickory Fund may:

1. Underwrite the securities of other issuers, except the Funds may acquire restricted securities under circumstances such that, if the securities are sold, the Funds might be deemed to be an underwriter for purposes of the Securities Act of 1933.

2. Purchase or sell real estate or interests in real estate, but the Funds may purchase marketable securities of companies holding real estate or interests in real estate.

3.   Purchase or sell commodities or commodity futures contracts.

4. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended) other than that as set forth below in restriction number 6, except to the extent that the Funds are permitted to use options.

5. Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; provided that the Funds may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities, subject to the restrictions applicable to the purchase of restricted or illiquid securities.

6. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the respective Fund's net assets at the time any borrowing is made.

7. Purchase securities on margin; provided, however the Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

8. Participate on a joint or joint and several basis in any securities trading account.

9.   Invest in companies for the purpose of exercising management or control.

10. Invest more than 25% of the value of its net assets in the securities of any one industry.

11. Adopt any investment objective other than as described under "Investment Objective and Strategy."

The Value Fund may not:

12. As to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (other than in U.S. Government securities), nor own more than 10% of the outstanding voting securities of any one issuer.

The Hickory Fund may not:

12. As to 50% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than in U.S. Government securities), nor own more than 10% of the outstanding voting securities of any one issuer.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
                                FIXED INCOME FUND


CLASSIFICATION

The Fixed Income Fund is a diversified, open-end investment management company as defined in the Investment Company Act of 1940.

INVESTMENT OBJECTIVE AND STRATEGY

The investment objective of the Fixed Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fixed Income Fund will invest at least 80% of the value of its total assets in fixed income securities. The fixed income securities in which the Fund may invest include: (1) U.S. Government Securities (bills, notes, bonds and other debt securities issued by the U.S. Treasury); (2) U.S. Government Agency Securities; (3) corporate debt securities; (4) preferred stock; (5) bank obligations (certificates of deposit and bankers' acceptances); (6) commercial paper; (7) repurchase agreements on U.S. Government and U.S. Government agency securities; (8) securities of registered investment companies which invest in fixed income securities.


Weitz & Co. selects fixed income securities whose yield is sufficiently attractive taking into consideration the risk of ownership. In deciding whether the Fund should invest in particular fixed income securities, Weitz & Co. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions. The Fund may invest up to 15% of its total assets in securities rated below BBB by Standard & Poor's Corporation or Baa by Moody's Investor's Service or in unrated securities which Weitz & Co. determines are of comparable quality to the rated securities in which the Fund may invest. Fixed income securities rated below BBB or Baa are generally known as "junk bonds." The Fund will normally not invest in fixed income securities which are rated below B or are currently in default. A complete description of the Standard & Poor's and Moody's ratings of debt securities is attached as Appendix A.

The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk. Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Fund. The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities. In addition, the liquidity of these lower-rated or unrated securities may be affected by the market's perception of their credit quality. Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market. Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

When Weitz & Co. believes that prevailing abnormal market or economic conditions warrant a temporary defensive investment position, a greater portion or all of the Fund's portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.

SECURITIES AND OTHER INVESTMENT PRACTICES

The Fixed Income Fund has adopted certain fundamental investment restrictions and other nonfundamental investment policies which are discussed below. Fundamental investment restrictions cannot be changed without a shareholder vote. Nonfundamental investment policies can be changed by a vote of the Board of Directors of the Company.

CONVERTIBLE SECURITIES The Fund may invest in securities convertible into common stock. Such convertible securities, frequently unsecured and subordinated to senior corporate debt, may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.

U.S. GOVERNMENT SECURITIES The Fund may purchase securities issued or guaranteed by the U.S. Government which may include U.S. Treasury bills, notes and bonds which are direct obligations of the U.S. Government and obligations of its agencies and instrumentalities. Obligations issued or guaranteed by the U.S. Government agencies and instrumentalities include, for example, obligations of Federal Intermediate Credit Banks, Federal Home Loan Banks, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Government National Mortgage Association (GNMA) and the Farmers Home Administration. Certain U.S. Government agency securities, such as those issued by GNMA, FNMA and FHLMC, are mortgage-related securities which represent an undivided ownership interest in a pool of mortgage loans. Ginnie Maes, securities issued by GNMA, are interests in pools of mortgage loans insured by the Federal Housing Administration. Ginnie Maes are backed by the full faith and credit of the United States Government. Fannie Maes and Freddie Macs are securities issued by FNMA and FHLMC, respectively. FNMA and FHLMC, which guarantee payment of principal and interest on Fannie Maes and Freddie Macs, are federally chartered corporations and act as governmental instrumentalities under authority granted by Congress. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the United States Government; however, their close relationship with the U.S. Government makes them high-quality securities with minimal credit risk.

Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The actual yield of such securities is influenced by the prepayment experience of the mortgage pool underlying the securities. In periods of declining interest rates, prepayment for the underlying mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate. Although, depending on the length of the mortgages in the pool, mortgage-related securities may have a stated maturity of up to forty years, prepayments on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of forty-year mortgages may have an average life as short as two years. The maturity of mortgage-related securities will be deemed to be the expected effective maturity of the securities.

BANK OBLIGATIONS The Fund may purchase bank obligations, including negotiable certificates of deposit and bankers' acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

COMMERCIAL PAPER The Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper rated Prime 1 by Moody's or A-1 by Standard & Poor's, or if not rated, issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's. See Appendix A for a description of ratings.

FOREIGN SECURITIES The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or are represented by American Depository Receipts which are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Fund will not invest in forward foreign currency contracts. While the Fund does not intend to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 5% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain risks that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the American securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

RESTRICTED/ILLIQUID SECURITIES The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 10% of the value of the Fund's net assets. Restricted and illiquid securities will be valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

WHEN ISSUED OR FORWARD COMMITMENTS The Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. To the extent the Fund enters into such forward commitments, it will maintain a segregated account with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

INVESTMENT COMPANY SHARES The Fund may purchase securities of other open or closed end investment companies registered under the 1940 Act. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. Investing in the shares of other registered investment companies indirectly results in the investor paying not only the advisory fee and related fees charged by the Fund, but also the advisory and related fees charged to the other investment companies. The Fund will only invest in investment company securities to the extent allowed by the 1940 Act or the fundamental investment restrictions for the Fund.

SHORT SALES The Fund may engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements on U.S. Government Securities. Repurchase agreements involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

INTEREST RATE FUTURES, BOND INDEX FUTURES AND RELATED OPTIONS THEREON The Fixed Income Fund may utilize interest rate futures and index futures and related options. The Fund will not utilize any hedging strategies using interest rate futures and bond index futures or options thereon which will cause the then aggregate value of all such investments to exceed 10% of the value of the Fund's total assets at the time of the investment after giving effect thereto. See Appendix B hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of the Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

The Fixed Income Fund may not:

1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

2. Invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years. The value of all securities issued or guaranteed by such guarantor and owned by the Fund shall not exceed 10% of the value of the total assets of the Fund.)

3. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended), other than as set forth in restriction number 4 below and except to the extent that using options and futures contracts may be deemed to constitute issuing a senior security.

4. Borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of the Fund's net assets at the time any borrowing is made.

5. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

6. Make short sales of securities or maintain a short position; except that the Fund may make short sales against the box or maintain short positions if at all times when a short position is open the Fund owns an amount of identical securities equal to the amount of securities sold short; no more than 10% of the Fund's net assets (taken at current value) will be held as collateral for such short sales at any one time. (A short position in a futures contract is not considered a short sale for this purpose.)

7. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make margin deposits in connection with futures contracts.

8. Write, purchase or sell puts, calls and purchase and sell puts and calls on bond index futures except as bona fide hedging activities as described in Appendix B hereto.

9.   Invest for the purpose of exercising control or management.

10. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell interest rate futures, bond index futures and options thereon for bona fide hedging purposes.

11. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

12. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Fund may purchase or sell securities of companies investing in the foregoing.

13. Participate on a joint or a joint and several basis in any securities trading account (as prohibited by Section 12(a)2 of the Investment Company Act of 1940) except to the extent that the staff of the Securities and Exchange Commission may in the future grant exemptive relief therefrom.

14. Act as an underwriter of securities of other issuers, except the Fund may acquire restricted securities under circumstances such that, if the securities are sold, the Fund might be deemed an underwriter for purposes of the Securities Act of 1933.

15. Invest more than 10% of the Fund's net assets in (i) restricted securities and other illiquid assets, such as securities with no readily available market quotation or (ii) repurchase agreements with maturities of more than seven days.

16.  Invest more than 5% of its total assets in foreign securities.

17. Purchase the securities of other investment companies, except as provided by Section 12(d)(1)(F) of the Investment Company Act of 1940, in the open market where to the best information of Weitz & Co. no commission, profit, or sales load to a sponsor or dealer (other than the customary broker's commission) results from such a purchase and where immediately after such purchase or acquisition (i) not more than 3% of the total outstanding stock of such issuer is owned by the Fund and all affiliated persons of the Fund,
     (ii) no issuer of a security acquired by the Fund pursuant to this restriction is obligated to redeem such security in an amount exceeding 1% of the issuer's total outstanding securities during any period of less than 30 days, and (iii) the purchase of such securities does not exceed 10% of the total assets of the Fund.

18. As to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (excluding U.S. Government securities), nor own more than 10% at the time of, and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

19. Make loans to other persons except that the Fund may purchase fixed income securities and enter into repurchase agreements on U.S. Government securities.

20. Invest more than 15% of its total assets in (i) securities rated below BBB by Standard & Poor's or Baa by Moody's, or (ii) unrated securities which have been determined by Weitz & Co. to be of a quality at least equal to the rated securities in which the Fund is permitted to invest.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
                          GOVERNMENT MONEY MARKET FUND

CLASSIFICATION

The Government Money Market Fund is a diversified, open-end investment management company as defined in the Investment Company Act of 1940.

INVESTMENT OBJECTIVE AND STRATEGY

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets (not less than 90%) in debt obligations with maturities not exceeding 13 months issued or guaranteed by the U.S. Government and its agencies and instrumentalities and repurchase agreements thereon. The Fund may invest in obligations which are subject to repurchase agreements with any member bank of the Federal Reserve System with assets, surplus and undivided profits of $100,000,000 or more or a primary dealer in U.S. Government securities. As a matter of operating policy, the Fund will not enter into repurchase agreements with more than seven days to maturity if it would result in the investment of more than 10% of the value of the Fund's assets in such repurchase agreements. The Fund may purchase such securities on a when issued or forward commitment basis and will maintain a segregated account with the custodian of cash or liquid U.S. Government obligations in an aggregate amount equal to the amount of its commitment in connection with such purchases.

The Fund may invest in reverse repurchase agreements which involve the temporary transfer of a security in the portfolio of the Fund to another party, such as a bank or broker dealer, in return for cash, and an agreement to buy the security back at a future date and price. The Fund can invest the cash it receives or use it to meet redemption requests. If the Fund reinvests the cash at a rate higher than the cost of the cost of the agreement, it may earn additional income. At the same time, the Fund is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account with a value at least equal to its obligations under the agreement.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of the Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

The Government Money Market Fund may not:

     1. Purchase securities except in compliance with Rule 2a-7 under the Investment Company Act of 1940.

     2. Purchase any securities except debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase and reverse repurchase agreements thereon or the securities of other registered management investment companies which are sold without a sales charge and which are "Money Market Funds" complying with Rule 2a-7 of the Investment Company Act of 1940 and which have investment objectives and policies comparable to those of the Government Money Market Fund.

     3.   Underwrite the securities of other issuers.

     4.   Purchase or sell real estate or investments in real estate.

     5.   Purchase or sell commodities or commodities futures contracts.

     6. Issue any senior securities (as defined in the Investment Company Act of 1940) other than that as set forth below in restriction number 7.

     7. Borrow money (including reverse repurchase agreements) except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Government Money Market Fund's net assets at the time any borrowing is made.

     8. Purchase securities on margin, except to obtain short term credits as may be necessary for the clearance of purchases and sales of securities.

     9. Make loans to other persons, except by the purchase of a portion of an issue of publicly distributed bonds or other debt instruments and engaging in reverse repurchase agreements.

     10. Make short sales of securities or sell puts, calls, straddles, spreads or combinations thereof.

     11. Purchase the securities of other investment companies, except as provided by Section 12(d)(1)(F) of the Investment Company Act of 1940, in the open market where to the best information of Weitz & Co. no commission, profit, or sales load to a sponsor or dealer (other than the customary broker's commission) results from such a purchase and where immediately after such purchase or acquisition (i) not more than 3% of the total outstanding stock of such issuer is owned by the Government Money Market Fund and all affiliated persons of the Government Money Market Fund, (ii) no issuer of a security acquired by the Government Money Market Fund pursuant to this restriction is obligated to redeem such security in an amount exceeding 1% of the issuer's total outstanding securities during any period of less than 30 days, and (iii) the purchase of such securities does not exceed 10% of the total assets of the Government Money Market Fund.

     12. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts.

     13. Pledge, mortgage or hypothecate its assets, except as is necessary to secure borrowings permitted by restriction number 7 above, so long as such pledge of securities does not exceed 25% of the value of the Government Money Market Fund's assets.

     14.  Invest in securities for the purpose of exercising control.

     15. Purchase any security other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result more than 5% of the value of the Government Money Market Fund total assets would then be invested in securities of any single issuer.

     16. Invest more than 25% of the value of its net assets in the securities of any one industry.


                               PORTFOLIO TURNOVER



The portfolio turnover rate for the Value Fund, Fixed Income Fund and Hickory Fund is the ratio of the lesser of annual purchases or sales of securities for the respective Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less. Because the Government Money Market Fund invests solely in short term securities, portfolio turnover is not relevant. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year. The portfolio turnover rate for the Value Fund for the periods ended March 31, 2001 and March 31, 2000 was 36% and 31%, respectively. The portfolio turnover rate for the Fixed Income Fund for the periods ended March 31, 2001 and March 31, 2000 was 1% and 39%, respectively. The portfolio turnover rate for the Hickory Fund for the periods ended March 31, 2001 and March 31, 2000 was 22% and 46%, respectively. The Funds are not expected to have a portfolio turnover rate in excess of 100%. The turnover rate will not be a limiting factor when management deems portfolio changes appropriate. The higher a portfolio's turnover rate, the higher its expenditures for brokerage commissions and related transaction costs will be.

                             MANAGEMENT OF THE FUNDS


BOARD OF DIRECTORS


The Board of Directors of the Company is responsible for managing the business and affairs of the Funds. There are currently six members of the Board of Directors. The Board exercises all of the rights and responsibilities required by, or made available under, Minnesota corporate law. The Board maintains an audit committee and a corporate governance committee, each of which is comprised entirely of independent Directors.


DIRECTORS AND OFFICERS OF THE COMPANY

The following table sets forth certain information with respect to the officers and directors of the Company:

*Wallace R. Weitz                               President, Wallace R. Weitz &
Company, a registered
  President, Treasurer                          investment adviser, since July,
1983; President, Weitz
  And Director                                  Securities, Inc., a registered
broker-dealer, since January,
  Age:  52                                      1986; President, Treasurer and
Director, Weitz Partners, Inc.
                                                since July, 1993; President,
Treasurer and Director, Weitz
                                                Value Fund, Inc., January, 1986
until March, 1990; Account
                                                Executive and Financial Analyst
for Chiles, Heider & Co.,
                                                Inc. (1973-1983) and for G.A.
Saxton & Co., Inc. (1970-1973);
                                                Chartered Financial Analyst and
1970 graduate of Carleton
                                                College with a degree in
Economics

  Lorraine Chang                                Partner, The Public Strategies
Group (consultant to
  Director                                      government and non-profit
organizations on organizational
  Age:  50                                      change) since 1999; Independent
Consultant 1995-1998;
                                                Associate Assistant Secretary,
United States Department of
                                                Labor (1993-1995); General
Manager, Union Pacific Railroad
                                                (1980-1987); Director Weitz
Partners, Inc. since June, 1997

  John W. Hancock                               Partner, Hancock & Dana
(certified public accountants) since
  Director                                      its inception in 1985; Director,
Weitz Partners, Inc., since
  Age:  53                                      July, 1993; Director, Weitz
Value Fund, Inc., January, 1986
                                                until March, 1990; Senior Tax
Manager, Peat, Marwick,
                                                Mitchell & Co., Omaha, Nebraska
(1978-1985)

  Richard D. Holland                            Prior to his retirement in 1984,
Mr. Holland was Vice
  Director                                      Chairman of Rollheiser, Holland
& Kahler, an advertising
  Age:  80                                      company (1979-1984) and
President of Holland, Dreves &
                                                Reilly, an advertising company
(1954-1979); Director, Weitz
                                                Partners, Inc. since June, 1995

*Thomas R. Pansing, Jr.                         Partner, Gaines, Mullen,
Pansing, Hogan, attorneys, since
  Director                                      1973; Director, Weitz Partners,
Inc. since July 1993;
  Age:  56                                      Director, Weitz Value Fund,
Inc., January, 1986 until March,
                                                1990

  Delmer L. Toebben                             Prior to his retirement in 1999,
Mr. Toebben was President of
  Director                                      Curzon Advertising & Display,
Inc. (1977-1999); Director,
  Age:  70                                      Weitz Partners, Inc. since July
of 1996

  Mary K. Beerling                              Vice President, Wallace R. Weitz
& Company since July of
  Vice President and                            1994; Vice President, Weitz
Securities, Inc. since July of
  Secretary                                     1994; Partner, Kutak Rock,
attorneys, (1989 to 1994)
  Age:  60
  Linda L. Lawson                               Vice President, Wallace R. Weitz
& Company since June of
  Vice President                                1992; Manager, Marketing
Financial Management, Mutual of
  Age:  47                                      Omaha (1988-1992)
                                                Linda Lawson is the sister of
Richard F. Lawson.

  Richard F. Lawson                             Vice President, Wallace R. Weitz
& Company since December of
  Vice President and                            1992 and a financial analyst
since January of 1991; Portfolio
  Assistant Secretary                           Manager, Hickory Fund of Weitz
Series Fund, Inc. since 1992;
  Age:  43                                      Vice President, Weitz
Securities, Inc. since March of 1995;
                                                Management Consultant, Temple,
Barker & Sloane, Inc.
                                                (1984-1989)
                                                Richard Lawson is the brother of
Linda L. Lawson.



*Mr. Weitz and Mr. Pansing are "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund and the Investment Adviser.

COMPENSATION TABLE

The table below includes certain information with respect to compensation of all directors of the Company for the fiscal year ended March 31, 2001. Compensation of the officers of the Company is paid by the Adviser.



          TOTAL COMPENSATION
                                                              AGGREGATE
     FROM WEITZ SERIES FUND, INC.
                                                          COMPENSATION FROM
       AND WEITZ PARTNERS, INC.
            NAME OF PERSON, POSITION                   WEITZ SERIES FUND, INC.
          PAID TO DIRECTORS
            ------------------------                   -----------------------
          -----------------
Lorraine Chang, Director                                       $8,408
                $12,500
John W. Hancock, Director                                       9,806
                 14,500
Richard D. Holland, Director                                    9,806
                 14,500
Thomas R. Pansing, Jr., Director                                8,779
                 13,000
Delmer L. Toebben, Director                                     8,168
                 12,000
Wallace R. Weitz, Director(1)                                     N/A
                    N/A

(1)As a director who is also an officer of the investment adviser, Mr. Weitz received no compensation for his services as a director.


                         PRINCIPAL HOLDERS OF SECURITIES


As of June 30, 2001 the directors and officers of the Company collectively owned the amounts of each Fund set forth below. Also as of that date the following persons owned 5% or more of a Fund.

VALUE FUND

The officers and directors of the Fund collectively owned 884,362 shares or 0.7% of the Value Fund's outstanding shares.



NAME AND ADDRESS                                              SHARES
           PERCENT OWNED

Charles Schwab & Co., Inc.                                  44,292,842
               37.4%
Special Custody Acct for the
Benefit of Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, California  94104-4122

National Financial Services Corp.                           16,627,925
               14.0%
for the Exclusive Benefit
of Customers
Attn Mutual Fds Dept 5th Flr
200 Liberty Street
1 World Financial Center
New York, New York  10281-1003

FIXED INCOME FUND


The Officers and Directors of the Fund collectively owned 428,400 shares or 13.8% of the Fixed Income Fund's outstanding shares.



NAME AND ADDRESS                                              SHARES
           PERCENT OWNED
The Holland Foundation                                       376,296
               12.1%
Richard D. Holland, President
Omaha, Nebraska

Charles Schwab & Co., Inc.                                   182,457
                5.9%
Special Custody Acct for the
Benefit of Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, California  94104-4122

GOVERNMENT MONEY MARKET FUND

The Officers and Directors of the Fund collectively owned 9,326,231 shares or 30.8% of the Government Money Market Fund's outstanding shares.



NAME AND ADDRESS                                              SHARES
           PERCENT OWNED
Wallace R. Weitz & Company                                  5,087,654
               16.8%
1125 S 103rd Street, Suite 600
Omaha, Nebraska  68124-6008

Wallace R. Weitz                                            4,139,796
               13.7%
1125 S 103rd Street, Suite 600
Omaha, Nebraska  68124-6008

HICKORY FUND

The Officers and Directors of the Fund collectively owned 313,893 shares or 2.0% of the Hickory Fund's outstanding shares.



NAME AND ADDRESS                                              SHARES
           PERCENT OWNED
Charles Schwab & Co., Inc.                                  3,786,327
               24.0%
Special Custody Acct for the
Benefit of Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER AND DISTRIBUTOR

Wallace R. Weitz & Company, a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the investment adviser for each Fund. Weitz Securities, Inc., a Nebraska corporation wholly owned by Wallace R. Weitz, distributes the shares of the Funds on a continuous basis without compensation from the Funds.

Effective April 1, 2001, the Value Fund and the Hickory Fund have a new management fee schedule that results in fee reductions for each Fund at asset levels in excess of $2,500,000,000. Prior to April 1, 2001, Weitz & Co. received annual management fees from each of these Funds equal to 1% of the respective Fund's average daily net asset value. As of April 1, 2001, each Fund will pay the investment adviser, on a monthly basis, an annual advisory fee based on the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS


                        LESS THAN OR EQUAL
     GREATER THAN               TO              RATE
     ------------               --              ----
     $               0       $2,500,000,000    1.00%
         2,500,000,000        5,000,000,000    0.90%
         5,000,000,000                         0.80%

The Fixed Income Fund and the Government Money Market Fund pay the investment adviser, on a monthly basis, an annual advisory fee equal to 0.5% of the respective Fund's average daily net assets.

The total investment advisory fees paid for each of the last three years were as follows:



                                                   FISCAL YEAR ENDED MARCH 31,

---------------------------------------------------
FUND                                         2001              2000
1999
----                                         ----              ----
----
Value                                       $29,367,501      $23,385,327
$8,928,079
Hickory                                       5,312,667        7,791,030
3,943,194
Fixed Income                                    152,854          195,322
  179,033
Government Money Market*                        162,332          156,335
   96,481


* After the investment adviser waived fees, the Government Money Market Fund paid advisory fees in the amounts of $81,166, $78,168 and $48,241 for the years 2001, 2000 and 1999, respectively.

The investment adviser is responsible for selecting the Funds' securities. In addition, the investment adviser also provides certain management and other personnel to the Fund. Weitz Securities, Inc., in its capacity as principal underwriter, will pay any sales or promotional costs incurred in connection with the sale of the Funds' shares.

The Company pays all expenses of operations not specifically assumed by the investment adviser. Such costs include, without limitation: custodial, administrative and transfer agent fees; fees of legal counsel and independent public accountants; compensation of directors (other than those that are also officers of the investment adviser); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Company; and expenses of complying with federal, state and other laws. Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to a Fund, they will be allocated among the Funds based upon the relative net assets of the Fund.

The investment advisory agreements provide that neither the investment adviser nor any of its officers or directors, agents or employees will have any liability to the Company or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreements. The investment adviser has contractually retained all rights to the use of the name "Weitz" by the Fund Company. If the Funds were to contract with another investment adviser, the Funds could be required to change their names.

The investment adviser has agreed to reimburse the Value Fund and the Hickory Fund or to pay directly a portion of the respective Funds' expenses to the extent of the advisory fee paid, if expenses, excluding interest, taxes and brokerage commissions, exceed 1.50% of the respective Fund's annual average net assets. The investment adviser has agreed to reimburse the Fixed Income Fund and the Government Money Market Fund or to pay directly a portion of the respective Funds' expenses to the extent of the advisory fee paid, if expenses, excluding interest, taxes and brokerage commissions, exceed 1% of the respective Funds' annual average net assets.

ADMINISTRATOR

Wallace R. Weitz & Company is also the administrator for the Funds in accordance with an administration agreement with the Company. Under the agreement each Fund pays the administrator a monthly fee equal, on an annual basis, to the following amounts, based upon total assets of each Fund:

                      AVERAGE DAILY NET ASSET BREAK POINTS

       GREATER THAN       LESS THAN OR EQUAL TO      RATE
       ------------       ----------------------  --------
   $             0         $   25,000,000           0.200%
        25,000,000            100,000,000           0.175%
       100,000,000            500,000,000           0.150%
       500,000,000                                  0.050%

In no event will the fee be less than $25,000 per year. Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, recordkeeping, compliance, registration, transfer agent and dividend disbursing.

The administrative fees for the fiscal year ended March 31, 2001 were .07% for the Value Fund, .15% for the Hickory Fund and after fee waivers, were .00% for the Fixed Income Fund and .02% for the Government Money Market Fund. The total administrative fees paid to the administrator for each of the last three fiscal years were as follows:



                                                      FISCAL YEAR ENDED MARCH
31,

----------------------------------------------------
FUND                                            2001              2000
  1999
----                                            ----              ----
  ----
Value                                          $1,999,629        $2,773,564
  $1,494,696
Hickory                                           782,256         1,185,863
     714,715
Fixed Income*                                      60,228            83,471
      77,853
Government Money Market**                          63,065            68,595
      43,663


* After the administrator waived fees, the Fixed Income Fund paid administrative fees in the amounts of $0, $33,444 and $38,923 for the fiscal years ended March 31, 2001, 2000 and 1999, respectively.
** After the administrator waived fees, the Government Money Market Fund paid administrative fees in the amounts of $5,837, $24,683 and $0 for fiscal years ended March 31, 2001, 2000 and 1999, respectively.

SUB-TRANSFER AGENT

Wallace R. Weitz & Company has contracted with National Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Funds.


CUSTODIAN

The Funds' custodian is Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001. The custodian has custody of all securities and cash of each of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Company.

AUDITOR

The Funds' independent accountant is PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. The independent accountant provides audit and tax services to the Funds.

LEGAL COUNSEL

The Funds' legal counsel is Dechert, 1775 Eye Street N.W., Washington DC 20006-2401.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


Weitz & Co. is responsible for recommendations on buying and selling securities for the Funds and for determinations as to which broker is to be used in each specific transaction. The investment adviser attempts to obtain from brokers the most favorable price and execution available. In over-the-counter transactions, orders are generally placed with a principal market maker unless Weitz & Co. determines that a better price and execution can be obtained using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and determining the most favorable price and execution all factors relevant to the best interest of the Funds are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to these considerations, Weitz & Co. may place orders for the purchase or sale of the Funds' securities with brokers or dealers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of Weitz & Co., Weitz & Co. may pay a broker providing brokerage and research services to the Funds a commission for a securities transaction that is higher than the commission another broker would have charged, provided that Weitz & Co. has determined in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker's ability to execute difficult transactions in the future. Research services furnished by brokers through whom Weitz & Co. effects securities transactions are used by Weitz & Co. in servicing all of its accounts and are not used exclusively with respect to transactions for the Funds.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis. Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts. Such research services may also be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesmen. In some cases, research services are generated by third parties, but are provided to Weitz & Co. by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs of non-research services.

In the case where Weitz & Co. may receive both brokerage and research and other benefits from the services provided by brokers, Weitz & Co. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

Weitz & Co. may aggregate orders for the purchase or sale of the same security for the Funds, other mutual funds managed by Weitz & Co. and other advisory clients. Weitz & Co. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis. Such aggregate trading allows Weitz & Co. to execute trades in a more timely and equitable manner and to reduce overall commissions charges to clients. Weitz & Co. may include its own proprietary accounts in such aggregate trades. Weitz &
Co. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.

During the fiscal years ended March 31, 2001, 2000 and 1999, the Funds paid the following brokerage commissions for securities transactions.


FUND                                              2001                 2000
           1999
----                                              ----                 ----
           ----
Value                                          $2,993,801           $3,622,535
         $1,319,289
Fixed Income                                          321                  355
              4,614
Government Money Market                                 0                    0
                  0
Hickory                                           493,963            1,278,495
            758,549


As of March 31, 2001, Fixed Income Fund owned $999,158 aggregate amount of the securities of Merrill, Lynch & Co., a regular broker-dealer of the Funds within the meaning of Rule 10b-1 of the Investment Company Act of 1940.


                       ORGANIZATION AND CAPITAL STRUCTURE


GENERAL

Weitz Series Fund, Inc. is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. The Articles of Incorporation of the Company authorize ten million of these shares to be issued as Fixed Income Fund shares, three hundred million of these shares to be issued as Value Fund shares, one hundred million of these shares to be issued as Government Money Market Fund shares and seventy-five million of these shares to be issued as Hickory Fund shares.

All shares, when issued, are fully paid, nonassessable, redeemable and fully transferable. All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share.

On certain issues, such as the election of directors, all shares of Weitz Series Fund, Inc. vote together. The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.

SHAREHOLDER MEETINGS

Although the Funds may hold periodic shareholder information meetings, annual meetings of shareholders will not be held unless called by the shareholders pursuant to Minnesota law or unless required by the Investment Company Act of 1940 or at the direction of the Board of Directors of the Company. The Investment Company Act of 1940 requires a shareholder vote for all amendments to fundamental investment policies and investment advisory contracts.

                               PURCHASE OF SHARES


See "Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Funds.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check or a wire transfer to the Company. The price paid for the shares will be the next determined net asset value after the Company receives the application and payment for the shares. All purchase orders are subject to acceptance by authorized officers of the Company and are not binding until so accepted. The net asset value of a Fund's shares is determined once each day at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time). If the completed order is received before such time, the order will be effective on that day. If the completed order is received after such time the order will be effective on the following business day.

The Company has authorized one or more brokers or other financial intermediaries to accept on its behalf purchase and redemption orders. Such brokers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Company. The Company will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. A shareholder's order will be priced at the net asset value of the respective Fund next computed after such order is accepted by an authorized broker or the broker's authorized designee.


                                PRICING OF SHARES


The net asset value per share of the Value, Fixed Income and Hickory Funds is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Funds are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is determined by calculating the market value of all the respective Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. In calculating the net asset value of a Fund's shares:

     1. Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices;

     2. Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices;

     3. The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors; and

     4. The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Fund's Board of Directors.

The Securities and Exchange Commission adopted Rule 2a-7 under the Investment Company Act of 1940 which permits the Company to compute the Government Money Market Fund's net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors must establish procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review by the Board of Directors as to the extent of any deviation of net asset value based on available market quotations from the Fund's $1.00 amortized cost value per share. If such deviation exceeds $.005, the Board of Directors will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. In addition, the Fund must maintain a dollar-weighted average portfolio maturity appropriate to its investment objective, but in any event, not longer than 90 days, must limit portfolio investments to those instruments which the Board of Directors determines present minimal credit risks, and must observe certain other reporting and recordkeeping procedures.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates or the market value of the security. Accordingly, U.S. Government obligations held by the Fund will be valued at their amortized cost, which normally will be their face amount. Other assets and securities are valued at a fair value determined, in good faith, by the Board of Directors.

The amortized cost method of valuation may result in some dilution of a shareholder's interest in the Fund insofar as general market increases and decreases of interest rates usually have an inverse effect on the value of debt instruments. However, the significance of the effect of such general market increases and decreases in interest rates directly corresponds to the maturity of the debt instruments, that is, the change in the market value of the underlying debt instruments and the corresponding change in the premium or discount of such instruments is greater when maturities are larger and less when maturities are shorter.

                              REDEMPTION OF SHARES


Redemption of a Fund's shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings,
(b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

The Company has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Company to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund. If Weitz & Co. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing a Fund's net asset value per share (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.


                                    TAXATION


The Company intends to qualify each of the Funds as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Funds will not have to pay federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. This means that with respect to 50% of a fund's assets, on the last day of each fiscal quarter, no more than 5% of a fund's total assets can be invested in the securities of any one issuer and the fund cannot own more than 10% of the outstanding voting securities of such issuer. Additionally, a fund may not invest more than 25% of its total assets in the securities of any one issuer. This diversification test is in contrast to the diversification test under the Investment Company Act of 1940 which, with respect to 75% of a funds assets, restricts a fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer. The Value Fund, Fixed Income Fund and Government Money Market Fund are diversified under both the Investment Company Act of 1940 and the Code, while the Hickory Fund is non-diversified under the Investment Company Act of 1940, but is diversified under the Code. The Internal Revenue Service has not made its position clear regarding the treatment of options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

Ordinarily, distributions and redemption proceeds paid to a Fund shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Company may be required to withhold federal income tax at the current rate ("backup withholding") from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding or is exempt from backup withholding. These certifications are included in the purchase application of the Fund.


                         CALCULATION OF PERFORMANCE DATA


From time to time the Fixed Income Fund may quote yield in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses. The yield calculation assumes that net investment income earned over 30 days is compounded semiannually and then annualized. Methods used to calculate advertised yields are standardized for all bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to a shareholder's account. The Fixed Income Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Consequently, any given quotation should not be considered as representative of what the Fixed Income Fund's yield may be for any specified period in the future.

Yield information may be useful in reviewing the Fixed Income Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Fixed Income Fund's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Fixed Income Fund's net asset value over the period for which yield has been calculated, which, when combined, will indicate the Fixed Income Fund's total return to shareholders for that period. In addition, investors should give consideration to the quality and maturity of the securities owned by the Fixed Income Fund when comparing investment alternatives.

Investors should recognize that in periods of declining interest rates the Fixed Income Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fixed Income Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fixed Income Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fixed Income Fund's holdings, thereby reducing the current yield of the Fixed Income Fund. In periods of rising interest rates, the opposite can be expected to occur. The Fixed Income Fund's yield based on the 30-day or one-month period ended March 31, 2001 was 5.4%.

The Fixed Income Fund may also quote the indices of bond prices and yields prepared by Lehman Brothers and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

The Fixed Income Fund may quote the yield or total return of Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Fixed Income Fund's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Fixed Income Fund may invest does not reflect the Fixed Income Fund's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Fixed Income Fund. Investors should also be aware that the mortgages underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U.S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities have a similar potential for capital depreciation when interest rates rise.

The yield of the Government Money Market Fund may also be advertised. Yield for money market funds is determined by computing the net change, exclusive of capital changes in the value of a hypothetical preexisting account at the beginning and ending of a seven day period having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting expenses and dividing the difference by the value of the account at the beginning of the period to obtain the base period return and then multiplying the base period return by 365/7 and rounding the result to the nearest one hundredth of one cent. The Government Money Market Fund's yield and effective yield for the 7-day period ended March 31, 2001, was 4.5% and 4.6%, respectively.

The Value Fund and Hickory Fund may include their respective total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of the Value Fund and Hickory Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the respective Fund over a specific period of time and does not reflect how much the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the respective Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.

The Value Fund and Hickory Fund may compare their respective performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lipper Growth Fund Index (Hickory Fund), the Lipper Growth and Income Fund Index (Value Fund), the Russell 2000 Index and the NASDAQ and Value Line Composites. The Funds may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

The average annual total returns and cumulative total returns of each of the Funds as of March 31, 2001 for the periods listed below were as follows:




        SINCE     CUMULATIVE TOTAL
FUND                                         ONE YEAR     FIVE YEARS     TEN
YEARS     INCEPTION         RETURN
----                                         --------     ----------
---------     ---------         ------
Value (inception 5/86)*                        21.9%        23.4%         19.1%
        16.0%          813.3%
Hickory (inception 4/93)                      -11.9%        19.7%           N/A
        17.6%          264.9%
Fixed Income (inception 12/88)                 12.6%         7.0%          6.9%
         7.3%          137.4%


* Includes the performance of Weitz Value Fund, Inc., the predecessor to the Value Fund.

YOU SHOULD UNDERSTAND THAT ANY PERFORMANCE DATA PRESENTED REPRESENTS PAST PERFORMANCE OF A FUND AND IS NOT INTENDED TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS WILL FLUCTUATE OVER A PERIOD OF TIME SO THAT YOUR SHARES IN THE VALUE FUND, FIXED INCOME FUND OR HICKORY FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                              FINANCIAL STATEMENTS


The audited financial statements and notes included in the Annual Reports for the Value Fund, Fixed Income Fund, Government Money Market Fund and the Hickory Fund dated March 31, 2001 are incorporated herein by reference. A copy of such Annual Reports may be obtained without charge by contacting the Company at its address or phone number shown on the cover page of this Statement of Additional Information.

                                   APPENDIX A

                      RATINGS OF CORPORATE OBLIGATIONS AND
                                COMMERCIAL PAPER

                        RATINGS OF CORPORATE OBLIGATIONS


MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

     Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.


STANDARD & POOR'S CORPORATION

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

     BB--B--CCC--CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                            COMMERCIAL PAPER RATINGS


STANDARD & POOR'S CORPORATION

     Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-l" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                  Prime-1  Superior capacity for repayment
                  Prime-2  Strong capacity for repayment
                  Prime-3  Acceptable capacity for repayment

                                   APPENDIX B

               INTEREST RATE FUTURES CONTRACTS, BOND INDEX FUTURES
                               AND RELATED OPTIONS


FUTURES - IN GENERAL Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

INTEREST RATE FUTURES CONTRACTS The Fixed Income Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Fixed Income Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based on such debt securities as long-term U. S. Treasury Bonds, Treasury

Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit.

The purpose of the acquisition or sale of an interest rate futures contract by the Fixed Income Fund as the holder of fixed income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling fixed income securities. For example, if interest rates are expected to increase, the Fixed Income Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the fixed income securities held by the Fixed Income Fund. If interest rates increase as anticipated by Weitz & Co., the value of certain fixed income securities in the Fixed Income Fund would decline, but the value of the Fixed Income Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fixed Income Fund from declining as much as it otherwise would have. Of course, since the value of the securities held by the Fixed Income Fund will far exceed the value of the interest rate futures contracts sold by the Fixed Income Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset the decline in the value of the Fixed Income Fund.

Similarly, when it is expected that interest rates may decline, interest rate futures contracts could be purchased to hedge against the Fixed Income Fund's anticipated purchases of fixed income securities, at higher prices. Since the rate of fluctuation in the value of interest rate futures contracts should be similar to that of the fixed income securities, the Fixed Income Fund could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fixed Income Fund's cash could then be used to buy bonds on the cash market. The Fixed Income Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase or by buying bonds with longer maturities and selling bonds with shorter maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fixed Income Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date.
The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fixed Income
Fund.

The Fixed Income Fund will purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. The Fixed Income Fund will purchase put options on interest rate futures contracts securities if Weitz & Co. anticipates a rise in interest rates. The purchase of put options on interest rate futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. Because of the inverse relationship between the trends in interest rates and values of debt securities, a rise in interest rates would result in a decline in the value of debt securities held in the Fixed Income Fund. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, the Fixed Income Fund will seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

The Fixed Income Fund will purchase call options on interest rate futures contracts if Weitz & Co. anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself. Depending upon the pricing of the option compared to either the futures contract upon which it is based or to the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt. The Fixed Income Fund will purchase a call option on an interest rate futures contract to hedge against a market advance when the Fixed Income Fund is holding cash. The Fixed Income Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market has stabilized. At that time, the options can be liquidated and the Fixed Income Fund's cash can be used to buy long-term securities.

The Fixed Income Fund could also write options on an interest rate futures contract. The writer of an option on an interest rate futures contract assumes the opposite position from the purchaser of the option. The writer of a call option, for example, receives the premium paid by the purchaser of the call, and in return assumes the responsibility to enter into a seller's position in the underlying futures contract at any time the call is exercised. Because the writer of an option assumes the obligation to purchase or sell the underlying futures contract at a fixed price at any time, regardless of market fluctuations, writing options involves more risk than purchasing options. To alleviate this risk in part, the Fixed Income Fund would cover any option it wrote, either by owning a position whose price changes would offset the Fixed Income Fund's obligation under the option (for example, by purchasing the underlying futures contract if the Fixed Income Fund had written a call option) or by segregating assets sufficient to cover its obligations under options it had written. In addition, the Fixed Income Fund would be required to make futures margin payments with respect to options written on futures contracts. An option on an interest rate futures contract written by the Fixed Income Fund could be terminated by exercise, or the Fixed Income Fund could seek to close out the option on a futures exchange by purchasing an identical option at the current market price. Writing an option would provide the Fixed Income Fund with income in the form of the option premium. In addition, writing a call option would provide a partial hedge against declines in the value of securities the Fixed Income Fund owned (but would also limit potential capital appreciation in the securities), and writing a put option would provide a partial hedge against an increase in the value of securities the Fixed Income Fund intended to purchase (but also would expose the Fixed Income Fund to the risk of a market decline).

The Fixed Income Fund will sell put and call options on interest rate futures contracts only as a substitute for the purchase of a futures contract for the purpose of hedging and as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

There are several risks relating to options on interest rate futures contracts. The holder of an option on a futures contract may terminate the position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market. In addition, the Fixed Income Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Adviser, which could prove to be inaccurate. Even if the expectations of Weitz & Co. are correct, there may be an imperfect correlation between the change in the value of the options and of the Fixed Income Fund's securities.

BOND INDEX FUTURES CONTRACTS Bond index futures contracts are commodity contracts listed on commodity exchanges. A bond index assigns relative values to bonds included in the index and the index fluctuates with the value and interest rate of the bonds so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the bond index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

The Fixed Income Fund intends to use bond index futures contracts and related options for hedging and not for speculation. Hedging permits the Fixed Income Fund to gain rapid exposure to or protect itself from changes in the market. For example, the Fixed Income Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using bond index futures, the Fixed Income Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into bond index futures contracts to sell units of an index and individual bonds can be sold over a longer period under cover of the resulting short contract position.

The Fixed Income Fund may enter into contracts with respect to any bond index or sub-index. To hedge the Fixed Income Fund successfully, however, the Fixed Income Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fixed Income Fund's securities.

OPTIONS ON BOND INDEX FUTURES Bond indices are calculated based on the prices of securities traded on national securities exchanges. An option on a bond index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in a manner identical to the use of options on futures contracts.

As with options on bonds, the holder of an option on a bond index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. Trading in options on bond indexes began only recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fixed Income Fund will not purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with bond index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to a portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the bond index.

REGULATORY MATTERS The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others portfolios, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity option contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

Exhibit No.             Description

    **1.                Articles of Incorporation

    **1.(a)             Articles of Amendment to Articles of Incorporation

   ***2.                Amended and Restated Bylaws

   ***5.(a)             Amended and Restated Management and Investment Advisory
                          Agreement dated October 28, 1996-Fixed Income
                          Portfolio

      5.(b)             Amended and Restated Management and Investment Advisory
                          Agreement dated April 1, 2001-Value Portfolio

   ***5.(c)             Amended and Restated Management and Investment Advisory
                          Agreement dated October 28, 1996-Government Money Market Portfolio

      5.(d)             Amended and Restated Management and Investment Advisory
                          Agreement dated April 1, 2001-Hickory Portfolio

    **6.                Underwriting Agreement

    **8.                Custodian Agreement

     *9.(a)             Amended and Restated Administration Agreement dated
                          March 1, 2000

    **9.(b)             Agreement and Plan of Merger between Weitz Value Fund,
                          Inc. and Weitz Series Fund, Inc.

   **10.(a)             Opinion and Consent of Messrs. Cline, Williams, Wright,
                          Johnson & Oldfather (with respect to the Fixed Income Portfolio)

   **10.(b)             Opinion and Consent of Messrs.  Cline, Williams, Wright,
                          Johnson & Oldfather (with respect to Value Portfolio)

   **10.(c)             Opinion and Consent with respect to Tax Matters arising
                          out of the Agreement and Plan of Merger

   **10.(d)             Opinion and Consent of Messrs.  Cline, Williams, Wright,
                          Johnson & Oldfather (with respect to the Government Money Market Portfolio)

   **10.(e)             Opinion and Consent of Messrs. Cline, Williams, Wright,
                          Johnson & Oldfather (with respect to the Hickory Portfolio)

     11.                Consent of PricewaterhouseCoopers LLP

   **13.(a)             Subscription Agreement of Wallace R. Weitz

   **13.(b)             Subscription Agreements for initial capitalization of
                          the Hickory Portfolio

    *14.                Code of Ethics - Weitz Partners, Inc., Weitz Series
                          Fund, Inc., Wallace R. Weitz & Company and Weitz Securities, Inc.

* Incorporated by reference in Fund's Post-Effective Amendment No. 18 filed July 30, 2000.

** Incorporated by reference in Fund's Post-Effective Amendment No. 15 filed July 30, 1998.

*** Incorporated by reference in Fund's Post-Effective Amendment No. 14 filed May 30, 1997.

Item 24. Persons Controlled by or under Common Control with Registrant


          None.

Item 25. Indemnification

     Section 302A.521 of the Minnesota Business Corporation Act requires indemnification of officers and directors of the Registrant under circumstances set forth therein. Reference is made to Article 8.d. of the Articles of Incorporation, Article XIII of the Bylaws of Registrant (Exhibit 2 hereto) and to Section 10 of the Underwriting Agreement (Exhibit 6 hereto) for additional indemnification provisions.

     The general effect of these provisions is to require a corporation to indemnify persons who are made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person with the corporation against judgments, penalties, fines and reasonable expenses including attorneys' fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit and any requirements relating to directors' conflicts of interests, as applicable, have been satisfied; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors and officers and employees of the corporation, such persons reasonably believed that the conduct was in the best interests of the corporation, or in the case of directors, officers, or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

     Nevertheless, Article 8.d. of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended and Article XIII of the Fund's Bylaws prohibit any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser


PRINCIPAL OCCUPATION
                                 POSITIONS WITH
(PRESENT AND FOR
    NAME                            ADVISER
PAST TWO YEARS)

Wallace R. Weitz             President, Treasurer and       See caption
"Management" in the Statement of Additional
                             Director                       Information forming
a part of this Registration Statement

Barbara V. Weitz             Secretary and Director         Faculty Member,
University of Nebraska at Omaha

Mary K. Beerling             Vice President and             See caption
"Management" in the Statement of Additional
                             Assistant Secretary            Information forming
a part of this Registration Statement

Linda L. Lawson              Vice President                 See caption
"Management" in the Statement of Additional
                                                            Information forming
a part of this Registration Statement

Richard F. Lawson            Vice President                 See caption
"Management" in the Statement of Additional
                                                            Information forming
a part of this Registration Statement

Item 27. Principal Underwriters

(a) The Distributor is also the principal underwriter and distributor of Weitz Partners, Inc., a registered investment management company also advised by Wallace R. Weitz & Company.

(b)  Directors and Officers:

   NAME AND PRINCIPAL                POSITIONS AND OFFICES
POSITIONS AND OFFICES
    BUSINESS ADDRESS                    WITH UNDERWRITER
WITH REGISTRANT

Wallace R. Weitz                     President, Treasurer
President, Treasurer,
Suite 600                            and Director                         and
Director
1125 South 103 Street
Omaha, NE 68124-6008

Mary K. Beerling                     Vice President                       Vice
President
Suite 600                            and Secretary                        and
Secretary
1125 South 103 Street
Omaha, NE 68124-6008

Richard F. Lawson                    Vice President                       Vice
President
Suite 600                            and Director
1125 South 103 Street
Omaha, NE 68124-6008

(c)  Not applicable.

Item 28. Location of Accounts and Records

     The accounts, books and other records required to be maintained by the Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of: (1) Wallace R. Weitz and Company, 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as investment adviser, administrator and transfer agent for the Funds); (2) Weitz Securities, Inc., 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as distributor for the Funds);. National Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 (records relating to its function as sub-transfer agent for the Funds), and (4) Wells Fargo Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479-0001 (records relating to its function as custodian for the Funds).

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 30th day of July, 2001. By execution hereof, the undersigned hereby certifies that this Post-Effective Amendment meets all the requirements for effectiveness under Rule 485(b) of the Securities Act of 1933.

                                          WEITZ SERIES FUND, INC.

                                      By:  /s/ Wallace R. Weitz
                                          -----------------------------------
                                         Wallace R. Weitz, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on July 30, 2001:

            SIGNATURE                                                   TITLE

  /s/ Wallace R. Weitz                                        President,
Principal Executive Officer,
------------------------------------
Wallace R. Weitz                                              Principal
Financial and Accounting Officer
                                                              and Director

  /s/ John W. Hancock*                                        Director
------------------------------------
John W. Hancock

  /s/ Richard D. Holland*                                     Director
     /s/ Wallace R. Weitz
------------------------------------
   -------------------------------
Richard D. Holland
   Wallace R. Weitz

   Attorney-in-fact
  /s/ Thomas R. Pansing, Jr.*                                 Director
------------------------------------
Thomas R. Pansing, Jr.

  /s/ Delmer L. Toebben*                                      Director
------------------------------------
Delmer L. Toebben

  /s/ Lorraine Chang**                                        Director
------------------------------------
Lorraine Chang

* Pursuant to Power of Attorney filed May 30, 1997
** Pursuant to Power of Attorney filed July 30, 1998

                                    Exhibits

                                       To

                             Weitz Series Fund, Inc.

                       Post-Effective Amendment Number 19

                                       To

                                    Form N-1A

                            as filed on July 30, 2001

EXHIBIT NO.             DESCRIPTION

    5.(b)               Amended and Restated Management and Investment Advisory
                          Agreement dated April 1, 2001--Value Portfolio

    5.(d)               Amended and Restated Management and Investment Advisory
                          Agreement dated April 1, 2001--Hickory Portfolio

   11.                  Consent of PricewaterhouseCoopers LLP